UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  August 31

Date of reporting period:  2/29/2016

Item 1.  Reports to Stockholders.

Semiannual Report 2/29/2016

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Oppenheimer Capital Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/29/16

	Class A Shares of the Fund		Russell 3000 Index	Barclays U.S. Aggregate Bond Index	Reference Index
	Without Sales Charge	With Sales Charge
6-Month	-1.43%	-7.10%	-2.68%	2.20%	0.69%
1-Year	-3.50	-9.05	-7.84	1.50	-1.51
5-Year	4.68	3.45	9.61	3.60	6.04
10-Year	1.89	1.29	6.36	4.70	5.90

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a cumulative total return of -1.43% during the six month period ending 2/29/16. On a relative basis, the Fund underperformed its Reference Index, a customized weighted index comprised of 65% Barclays U.S. Aggregate Bond Index (“Barclays Index”) and 35% Russell 3000 Index, which returned 0.69%. Measured separately, the Barclays Index returned 2.20% and the Russell 3000 Index returned -2.68%. The Fund’s Class A shares (without sales charge) outperformed the Morningstar Conservative Allocation peer group average, which returned -2.38%, by 95 basis points. The high grade fixed income strategy generated a positive absolute return during the period while both the equity/equity-like and opportunistic strategies generated negative returns. However, the equity/equity-like strategy contributed to performance on a relative basis versus the Russell 3000 Index while the high grade fixed income and opportunistic strategies were both detractors versus the Barclays Index. In light of our outlook for 2016 (discussed below), we significantly reduced our exposure to historically riskier asset classes in late 2015. More specifically, we reduced our position in senior bank loans from 17.3% to 12.3%, partly through purchasing total return swaps as hedges. In addition, we reduced our equity position from 35.3% to less than 32.7% by year end. This served us well in the final two months of the reporting period as historically riskier asset classes sold off sharply.

The Fund’s Class A shares paid two dividends during the period: $0.0620 per share on 9/25/15 and $0.0919 per share on 12/15/15. It paid $0.2773 in dividends during the twelve month period ending 2/29/16. (The Fund’s Class A shares had a NAV of $9.33 per share on 2/29/16.) In addition, we believe that upside/downside capture ratios provide a good measure of the Fund’s downside protection. The upside capture ratio is the cumulative performance of the Fund in all up months of positive return divided by the cumulative performance of the index in those months. The downside capture ratio is the cumulative performance of the Fund in all down months of negative return divided by the cumulative performance of the index in those months. For the period from 4/15/09 to 2/29/16 (the period that Michelle Borré has been lead portfolio manager), the Fund’s upside capture has been 98% of the Morningstar Conservative Allocation Category peer group average and its downside capture has been just 60%. In our view, these distributions, combined with our upside/ downside capture ratios, are a testament to the Fund’s intelligent blending of multiple asset classes as well as its goal of total return, generated through a combination of price appreciation, downside risk mitigation and income.

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The periodic sharp declines in the equity markets combined with spikes in volatility over the last 18 months, including episodes in January, June/July, August/September and December of 2015 as well as the first six weeks of 2016, suggest that investors should remain mindful of risk. Structural flaws in both Europe and Japan remain unresolved, as does the debt crisis in Greece. China and other emerging markets are slowing, many developed markets are stuck in low gear, and numerous countries in the Eurozone face persistently slow growth combined with inflation well below their targets. Russia and Brazil are in significant recessions today. Conflicts in Russia/Ukraine and Russia/Syria could escalate, challenges abound in the Middle East and North Korea, and partisan dysfunction in Washington continues unabated during an election year. Factors that have helped to mask structural weaknesses, which in our view remain unaddressed, include highly accommodative (but now diverging) central bank policies, the Federal Reserve’s (“Fed”) delay in raising rates until the end of 2015, low market volatility for the last several years and adequate market liquidity. The Fund’s multi-asset class approach offers the flexibility to navigate what we see as a dynamic, unpredictable and still challenging environment.

The Fund seeks to deliver total return by providing a stream of income along with capital appreciation while attempting to mitigate downside risk. The Fund invests opportunistically in a broad range of securities across asset classes and capital structures.

The portfolio is designed to be a conservative investment vehicle and seeks income, upside potential, strong risk-adjusted returns, low volatility and low drawdowns. Our investment process combines top down and bottom up analysis both within and across asset classes. We are fundamentally driven and longer term value-oriented investors.

MARKET OVERVIEW

The global capital markets continued to undergo meaningful changes during the reporting period. Certain of these changes stemmed from the Fed’s decision to end its purchases of U.S. government Treasuries and mortgage-backed securities (“MBS”) under the most recent quantitative easing (“QE”) program in October 2014. That decision has led to a divergence in monetary policy that investors have never faced before. The QE program was designed to help boost the U.S. economy by keeping mortgage rates and other long-term interest rates low, but a primary benefit to investors turned out to be its contribution to asset price inflation. As the Fed tapered and then ended that program, other central banks stepped in to pick up the monetary stimulus slack. For example, the Bank of Japan (“BoJ”) accelerated its own QE program on 10/31/14, the same day that the Fed ended its program. The BoJ is currently executing open-ended QE by purchasing $60 billion per month of stocks and bonds. The BoJ expanded its stimulus efforts in early 2016 by adopting negative interest rates for excess reserves that Japanese banks keep on deposit at the BoJ. The goal is to encourage

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those banks to make more loans, but it turns out that negative interest rates can also hurt bank profitability. In addition, the European Central Bank (“ECB”) launched its own QE program in March 2015, and by doing so has moved its balance sheet from contraction to expansion. More specifically, the size of the ECB’s balance sheet contracted in 2014 as numerous borrowers under the Long-Term Refinancing Operation (“LTRO”) program repaid their funds ahead of schedule. In early 2015, the ECB launched a program designed to expand its balance sheet by €1.1 trillion through monthly purchases of €60 billion in sovereign and other debt. For purposes of comparison, the Fed expanded its balance sheet by $1.1 trillion in 2013 and by $463 billion in 2014. Although the Fed stopped purchases under its most recent program on 10/31/14, the combination of the ECB’s new QE program and the BoJ’s acceleration of its existing QE program more than made up for the cessation of the Fed’s purchases, further adding to global liquidity in 2015. The ECB subsequently extended the termination date of its QE program by six months to March 2017. More recently, two weeks after the end of the reporting period, the ECB increased its purchases under the program to €80 billion per month, expanded the program to include purchases of corporate debt, instituted four new four-year Targeted LTRO programs and reduced its policy rate by another 10 basis points to negative 0.40%. Simply put, these central banks are using increasingly aggressive monetary policy to address slow economic growth and inflation that continues to run well below their targets.

However, we do not believe this year-on-year acceleration in total global QE will continue indefinitely. Moreover, the results in Japan and the Eurozone have not been particularly impressive so far. Inflation has remained well below target and economic growth has remained anemic in both regions. In fact, real GDP in Japan actually turned negative (down 1.1%) in the fourth quarter of 2015, while GDP in the Eurozone was just 0.3% in the same period, compared to the 1.0% GDP recorded in the U.S. (where the QE program ended and the Fed has started raising interest rates).

As investors began to appreciate the broader implications of these changes in both monetary policy and liquidity, risk asset classes started to behave differently during the past 17 months. For example, the S&P 500 Index delivered an average annual total return of 17.21% for the six years ending 12/31/14. However, in 2015 the S&P 500 delivered a total return of just 1.38%. Year to date through 2/29/16, the S&P 500 Index generated a total return of -5.09%. In fact, many risk asset classes declined during the reporting period (8/31/15-2/29/16), including the S&P 500 Index (-0.92%), WTI crude oil (the most heavily traded commodity by dollar volume) (-31.40%), the Bloomberg Commodity Index (22 commodities across 5 sectors) (-16.41%), the MSCI Emerging Markets Index (-8.85%), the Shanghai Composite Index (-16.03%) and the Alerian MLP Index (-27.12%). In contrast, certain asset classes did generate positive returns during this period, including gold bullion

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(+9.14%), the FTSE NAREIT Equity REITs Index (+6.25%), the U.S. Dollar Index (“DXY Index”) (+2.49%) and the Barclays Index (+2.20%).

More broadly, the reporting period was bookended by sharp selloffs in risk assets combined with spikes in volatility. For example, the S&P 500 Index sold off sharply in August 2015 after the People’s Bank of China announced a surprise devaluation of the yuan, which helped cause the Chicago Board Options Exchange SPX Volatility Index (“VIX Index”) to spike 218% in six business days. Over the same period, the S&P 500 fell 11.13%. During the reporting period, the yield on the 10-year Treasury note oscillated between a high of 2.37% on 11/9/15 and a low of 1.53% on 2/11/16, but ended the period at 1.73% for a decline of 49 basis points. Against this backdrop, the Barclays Index delivered a total return of 2.20% during the period while the Credit Suisse Leveraged Loan Index had a total return of -3.86% and the BofA Merrill Lynch U.S. High Yield Index delivered a total return of -5.78%. In other words, these bond indices delivered low to negative returns with relatively high volatility. In our view, Treasuries could become less helpful to investors during market selloffs in part because they offer paltry yields, making the risk/reward tradeoff unattractive. Recent selloffs in the equity markets have seen less positive returns associated with Treasuries than in the past.

Two of the bigger surprises in the reporting period were the continued strength of the U.S.

dollar and the weakness in commodity prices, which started in mid-2014 as investors began to anticipate the end of QE3 and the resulting divergence of monetary policy in various countries. The DXY Index climbed 2.49% during the reporting period as the Japanese yen fell 7.04%, the euro fell 3.02% and the Chinese yuan fell 2.71%. Commodity prices fell sharply during the period, in part because a rising dollar makes commodities priced in U.S. dollars more expensive to foreign buyers. A rising dollar combined with slowing growth in China and the emerging markets, greater supply and falling demand revealed the severity of the weakness in commodities, as demonstrated by the losses in the Bloomberg Commodity Total Return Index and WTI crude oil mentioned earlier. In addition, a rising dollar is a significant headwind for U.S. companies selling goods and services to foreign buyers, which is part of the reason why S&P 500 earnings fell short of consensus expectations in 2015.

In our view, equity markets are exhibiting significantly increased volatility but are no longer rising consistently, and traditional fixed income investments are not providing as much ballast to diversified portfolios during a challenging market environment. Under these circumstances, we believe investors could benefit from a broader toolkit than was needed during the risk-on markets of 2009-2014 and a different toolkit than has been effective in the past because of the unfavorable risk/reward in conservative fixed income. Part of this broader toolkit could include the ability to take positions with

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short exposure, which can actually profit from market declines. This kind of short exposure is available through the opportunistic strategy of the Fund.

FUND REVIEW

Equity/equity-like strategy. The Fund’s equity/equity-like strategy may include common stocks, high delta convertible bonds, preferred stocks and structured notes. This strategy generated a negative return but outperformed the Russell 3000 Index during the reporting period. The strongest contributors to performance during the period were our positions in Altria Group, AT&T and Chubb Limited, while the biggest detractors included Novartis, Starwood Property Trust and ConocoPhillips.

Biggest Contributors to Equity/Equity-Like Strategy Altria Group (MO) manufactures and sells cigarettes and tobacco products. Altria contributed to performance during the period on the back of improvements at both the industry and company-specific levels. For example, the domestic cigarette industry continues to benefit from a disciplined competitive environment which has resulted in stable to improving pricing trends. In addition, the combination of a steadily improving domestic economy and lower gasoline prices has resulted in better-than-anticipated industry sales volumes. At the company level, Altria’s exclusively domestic exposure has made it attractive to consumer staples investors who were attempting to avoid the macro and currency volatility in international markets. Finally, we are optimistic about the prospects for next-generation heat-not-burn cigarettes, a significant area of innovation that offers the potential for market share gains.

AT&T (T), a communications company, also contributed to performance during the period. Investor interest in AT&T has increased due to its relatively defensive domestic business model. Furthermore, the company continues to benefit from both financial and strategic synergies resulting from its acquisition of DirectTV. AT&T’s dividend coverage has improved and its existing yield has provided meaningful valuation support.

Chubb Limited (CB), a property and casualty insurer, is the product of ACE Limited’s acquisition of Chubb. The company enjoyed strong performance during the period on the back of several factors: (1) successful completion of the acquisition in mid-January; and (2) investor preference for the least credit sensitive financial stocks. Although ACE acquired Chubb, management changed the newly created company’s name to Chubb, as the Chubb brand had much better name recognition among U.S. consumers. In addition, a sell-off in the credit markets occurred during the period as investors become concerned about the possibility of a U.S. recession. This development caused the least credit sensitive financial stocks to outperform. Chubb benefited from this shift in sentiment, partly because it has a high quality bond portfolio and partly because it

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has low leverage compared to many other financial companies.

Biggest Detractors in Equity/Equity-Like Strategy

Novartis (NVS) is a global healthcare company that develops treatments for unmet medical needs across three main divisions: branded pharmaceuticals, Alcon (eye care), and Sandoz (generic pharmaceuticals). Novartis underperformed during the period in large part due to concerns over the slowdown in its Alcon eye care business. Despite the near-term headwinds for Alcon, we are still positive on the strength of the company’s pharmaceuticals pipeline, including two large product launches in their early stages, its ongoing margin improvement/portfolio optimization initiatives, and its leading Sandoz generics business in the emerging field of generic biologic pharmaceuticals, or biosimilars.

Starwood Property Trust (STWD), a mortgage Real Estate Investment Trust (“REIT”) with a yield of more than 10%, detracted from performance during the period. Since the company’s largest business makes loans on commercial properties, the stock’s performance was affected by the sell-off in credit markets, as investors became concerned about the possibility of a U.S. recession. Since recessions are typically accompanied by significant declines in commercial real estate prices, investors worried that commercial real estate lenders could experience loan losses. In Starwood’s case, these concerns are mitigated by moderate levels of debt on properties that support its mortgages. In fact, the company’s average loan to value for its portfolio is 63%. In addition, Starwood’s balance sheet leverage is conservative, as the company’s debt to equity ratio is 1.3 times. We believe these factors have the potential to help minimize the effects of any future loan losses on the value of Starwood’s common stock.

ConocoPhillips (COP), a U.S.-based global exploration and production company, also detracted from performance. The stock underperformed primarily due to the sharp decline in oil and natural gas prices that was driven by a combination of a strong U.S. dollar, concerns of a slowdown in China and the emerging markets that would negatively impact economic growth, and a global oversupply of oil. In addition, the company cut its annual dividend by 66% to preserve its balance sheet and create additional operating flexibility to navigate through the energy price cycle. That announcement negatively impacted the stock price.

Opportunistic strategy. In this strategy we seek asymmetric risk/reward opportunities and investments where the return profile has a low correlation to traditional investment strategies. We also seek investments which can help to achieve our broader goals. At the end of the reporting period, this strategy included investments in senior bank loans, asset-backed securities (“ABS”), commodities, convertibles, preferred stock and certain derivatives, including those used to gain

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exposure to currency and interest rate markets. This strategy produced a negative absolute return and underperformed the Barclays Index during the period. Among the top performers in this strategy were our long positions in gold and the corporate debt of Lukoil, and our long U.S. dollar / short euro position. The biggest detractors were our long positons in senior bank loans and the corporate debt of Appvion, and our long U.S. dollar / short Japanese yen position.

Biggest Contributors in Opportunistic Strategy

Our long position in gold contributed to performance as the yellow metal climbed by 9.1% (or $103) to $1,238 per troy ounce during the period. Although commodities in general were under pressure during the period with the Bloomberg Commodity Index falling 16.41%, gold was an exception. As investors became concerned by sharply falling markets in early 2016 and worried about the efficacy of central bank monetary policy, they bid up the price of gold as a safe haven play, benefiting our position in the yellow metal.

Long U.S. Dollar / short EUR. We are short several different currencies relative to the U.S. dollar, including the euro (EUR), and this position contributed to performance in the period. Relative interest rates are an important driver of currency performance. Generally, currencies that pay higher real interest rates attract capital and outperform currencies with lower real interest rates. Early in the reporting period, investors expected the ECB to announce a large increase in its QE program. That program increases the supply of euros and puts downward pressure on the currency. While the ECB did increase QE, its announcement fell short of market expectations, resulting in a euro rally late in December, although not back to the levels of late September. Low levels of both reported and forecast inflation in the Eurozone suggest the ECB will eventually need to expand QE even more. In addition, the Fed’s rate hike in December increased the carry on the dollar relative to the euro, which increased the attractiveness of the dollar and caused the EUR to decline relative to the U.S. dollar, benefiting our position.

Our holdings in the unsecured corporate debt of Lukoil also contributed to performance. Lukoil, a Russian integrated oil company, is one of five firms targeted with sanctions as a result of Russia’s invasion of Ukraine. Despite weakness in crude oil prices, Lukoil’s credit profile has held up well. Much of the impact of declining oil prices is mitigated by declining taxes due to the structure of the Russian oil tax regime. In addition, declines in the Russian currency have reduced Lukoil’s cost structure, which benefits our position. Finally, the company’s low leverage and substantial cash flow have supported its credit profile.

Biggest Detractors in Opportunistic Strategy

In contrast, our position in senior bank loans through Oppenheimer Master Loan Fund,

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LLC detracted from performance during the period. Senior bank loans were not immune to the stresses in the U.S. credit market during the period. Concerns about slowing U.S. growth and high corporate leverage resulted in widening spreads across high yield markets. Furthermore, news of the suspension of withdrawals by one mutual fund and a handful of hedge funds exacerbated investor concerns. In addition, defaults ticked up from 1.3% to 1.5% in the period, further pressuring senior bank loans.

Our position in the second lien bonds of Appvion Inc., a privately held paper manufacturer, detracted from performance as well. Appvion manufactures carbonless and thermal paper. A portion of Appvion’s thermal paper business is the manufacturing of low margin point-of-sale receipt paper. This market suffered from oversupply as a German competitor attempted to retake share in the U.S. by selling at lower prices. Both volumes and pricing for this paper were down substantially, which adversely impacted Appvion’s cash flow. The market for this thermal paper has yet to recover. Without an improvement in this market, Appvion’s ability to maintain its capital structure is in doubt. We exited this position during the reporting period.

Long dollar / short JPY. We are short several different currencies relative to the U.S. dollar, including the Japanese yen (JPY), and this position detracted from performance in the period. The market has become doubtful of the BoJ’s ability to ease monetary policy effectively from here. The BoJ’s balance sheet is large relative to the Japanese economy, and investors are concerned about the central bank’s ability to accelerate asset purchases. The introduction of negative interest rates in early 2016 has caused substantial concern about the profitability of Japanese banks, and may have actually tightened financial conditions rather than loosened them. Finally, there are concerns that further depreciation of the yen may result in a competitive devaluation response from other countries, which could further limit the BoJ’s room to maneuver. These factors increased demand for the yen relative to the dollar during the period, which negatively impacted our short position.

High grade fixed income strategy. The high grade fixed income strategy generated positive absolute returns but underperformed the Barclays Index during the period. This strategy continues to favor corporate bonds, mortgages and other securitized products over government debt. In December, the Fed increased the overnight policy rate by 0.25%, the first such hike in nine years. Longer term Treasury yields rose in late 2015, ending the year at 2.27%, but reversed course in 2016 to end the period at 1.73%. The Barclays Index generated a total return of 2.20% during the reporting period. Within the corporate sector, one of the best performing areas was Consumer Noncyclicals. As oil prices fell to new cyclical lows, energy-related sectors were once again among the worst performers. There were mixed returns relative to the

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Barclays Index in the structured products area. ABS performed roughly in line, helped by auto-related ABS, but dragged down by the performance of credit card ABS.

Regarding our positioning within investment grade corporates, our underweight to the Metals & Mining and Oilfield Service sectors helped performance. However, the Automotive sector underperformed as U.S. auto manufacturer bonds suffered after news of the Volkswagen emissions scandal broke in late 2015. The Financials sector also underperformed the benchmark. Corporates contributed modestly positive relative performance, while the Fund’s underweight to Treasuries detracted slightly.

The Fund remains underweight the Energy and Metals & Mining sectors. During the reporting period, we actively reduced exposure to BB-rated corporate bonds as market sentiment has shifted and contagion risk from issues in other sectors has increased. Historically, BB-rated securities have offered attractive yields for slightly greater credit risk relative to their BBB-rated counterparts. During the reporting period, we opportunistically took advantage of movement in the agency residential mortgage-backed securities market. The Fund’s overweight to ABS is primarily concentrated in securities backed by auto loans, which currently feature attractive yields and strong underwriting. Our overweight to commercial mortgage-backed securities is focused on the top of the capital structure in non-agency issued securities.

STRATEGY & OUTLOOK

The macro environment remains complex and we continue to see numerous cross currents. While equities look interesting versus bonds in the mid to longer term, we saw a shorter term disconnect between the strong performance in equities (prior to the selloff last August), softness in earnings growth, and negative earnings revisions for the S&P 500 in 2015. Importantly, those negative earnings revisions have continued for 2016. (Consensus estimates at the start of last year called for S&P 500 earnings growth of 7-8% in 2015, but actual growth was just 0.4% on a pro forma basis, and -12.7% on a Generally Accepted Accounting Principles (GAAP) basis; consensus estimates at the end of 2015 called for 7-8% earnings growth in 2016, but those estimates have since been reduced to 3-4%, which still may prove too high.) Simply put, the U.S. equity market moved meaningfully ahead of earnings growth in 2012-2014, and valuations climbed to the point where U.S. equities were no longer inexpensive. As a result, security selection has become even more important. In our view, volatility was likely to increase, which it did with a vengeance in August of 2015, and that heightened volatility continued throughout late 2015 and the first two months of 2016. Extremely accommodative monetary policy around the world has impacted all asset classes, including equities, and has been an important driver of rising asset prices during the last several years. This exceptional accommodation continued in 2015 with at least 35 central banks cutting rates

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collectively more than 55 times (as discussed below).

Under these circumstances, we believed that any normalization of rates and/or the withdrawal of central bank stimulus could pressure risk asset prices significantly, and that is precisely what happened as the Fed raised rates in December. We continue to believe that there is more risk lurking beneath the surface of the market than many investors recognize, but it has been masked by unusually accommodative monetary policy, unusually low interest rates, unusually low volatility and adequate market liquidity. Some of that risk became evident in the flare-up of the Greek debt crisis in April 2015, the extraordinary backup in yields on German bunds during May/June, the 30-40% drop in Chinese equities in June, the Chinese yuan devaluation in August, the double digit drop in the S&P 500 during August, sovereign debt downgrades in Brazil (to junk status) and Japan, and the global equity selloffs in December as well as the first six weeks of 2016. In our view, the market is caught between two unattractive outcomes—if growth really resumes, it will lead to sustained tightening. If growth tapers off, the tightening will be avoided but challenging underlying fundamentals will remain.

More broadly, Treasury rates seem range bound in the near term absent some exogenous shock, with yields oscillating between 1.5% to 3.0%, although a significant negative development in the emerging markets could push rates below the lower end of this range. The market came close to this outcome when 10-year Treasury yields dipped to 1.66% on 2/11/16. In the longer run, however, we do not believe rates this low are sustainable. Over the past several quarters, economic growth has slowed and central banks around the world have resorted to increasingly aggressive and distorting monetary policy. This included large scale purchases of government bonds and other debt, which pushed the price of those securities up and the yield down. In addition, investors increasingly sought the safety of these securities, partly as a result of the macro risks they saw. Zero interest rate policies morphed into negative interest rate policies. In fact, approximately 23% of global GDP today comes from countries with negative interest rates, including the Eurozone (19 countries), Japan, Switzerland, Denmark and Sweden.

In 2015, central banks around the world resorted to more aggressive monetary policy, including a constant parade of surprise interest rate cuts. In fact, central banks cut interest rates over 55 times collectively last year, and over 700 times since 2008. China and Russia were the most aggressive, cutting rates five times each in 2015, followed by India (four times) and Australia/Canada (twice each). Significantly, this means that three of the four BRICs slashed rates a total of 14 times in 2015. In our view, these central banks have been cutting rates because they are worried that growth may be slowing too much—and a low inflation environment gives them leeway to do so.

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China’s growth continues to slow and this has put pressure on commodity prices due to demand weakness. The supply that has come on (and in some cases is still coming on) was planned for a higher growth environment, but that supply will likely still come on due to its low cost nature and other impediments to curtailing supply.

In contrast, the Fed ended its latest QE program in October 2014, which helped to send the dollar higher against many major currencies. Partly as a result of this, combined with slowing economies in China and numerous emerging markets as well as issues specific to the various regions in question, we hold positions that are long the U.S. dollar and short other currencies including the Australian dollar, euro and Japanese yen. We also added several new positions in the second half of 2015 that are designed to protect against the risk of further slowing in the emerging markets. These include a short position in the Chinese yuan (added before the devaluation of the yuan in August), a short position in the Thai baht and a credit default swap on the sovereign debt of Malaysia. In our view, the markets face a new paradigm of slower economic growth in China, and investors need to adjust to it. We also believe this relative divergence in monetary policy could ultimately feed through to interest rates. Currently, the moves that historically could have occurred in the rates markets are being pushed to the currency markets due to the central banks’ aggressive monetary policies holding rates low.

Moreover, while many market commentators are calling for further deprecation (or perhaps another devaluation) of the yuan, we believe such a move would negatively impact Asian trading partners and commodity producers. Private credit growth and bank loans in China have continued to grow at a much higher rate than GDP. We believe this level of credit growth is unsustainable, and at some point it will need to slow, which will act as a new drag on GDP in China.

Although the U.S. economy remains stuck in first gear with average annual real GDP growth of 1.4% over the last seven years, that growth rate has been relatively attractive compared to certain other developed markets. We are mindful that economies around the world likely will not decouple so long as the engines of global growth are slowing. The yield on the 10-year Treasury at 1.73% (as of 2/29/16) is an order of magnitude higher than those in other parts of the developed world, with yields on 10-year German Bunds and 10-year Japanese Government Bonds at 0.11% and -0.07%, respectively, on that date. Japan is becoming more desperate as consumption falls and evidence mounts that Abenomics is not working as planned. That policy was designed to revive the Japanese economy with “three arrows.” The third arrow in the quiver—meaningful structural reform—is proving to be a significant challenge. The Japanese economy narrowly avoided its fifth recession in eight years in 2015, but recorded negative GDP growth of 1.1% in the fourth quarter. In addition, the economy has not bounced back as expected from an increase

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in the consumption tax, and inflation has remained stubbornly below the BoJ’s target of 2%. In our view, early evidence that the market is becoming disillusioned with Abenomics has centered on a weakening yen. Additional evidence will likely involve investors’ loss of faith in the supposed omnipotence of the BoJ and the efficacy of its continuing QE and negative interest rate efforts. This could eventually lead investors to be less responsive to central bank talk and require more actions.

We now see a potential inflection point in investors’ faith in stimulus spending regarding China. There is a growing realization that boosting spending on infrastructure is only adding to the excess capacity problem in China, which is exacerbating deflation. More stimulus spending can make the problem worse instead of better. Fixing the oversupply by shutting it down is contractionary for GDP. This is in contrast to past government actions of increasing spending which were additive to GDP. This could mark the beginning of a new phase where the markets no longer have the same faith in the ability of central banks to boost growth.

Against this backdrop, growth in parts of Europe is stagnating with numerous countries facing an increasing risk of deflation. Precisely because growth is so slow in the Eurozone, the ECB has now implemented its own form of QE six years after the U.S. first went down that path. By accelerating QE and expanding its balance sheet aggressively, the ECB seeks to inflate asset prices, just as it did in early 2015. Unfortunately, the real impediment to Eurozone growth is the lack of meaningful structural reform over the past seven years. Furthermore, the play book of overweighting equities in countries where there is aggressive QE is not working this year, even after the snapback in risk assets over the last two months. The equity markets in Japan and Europe are lagging the U.S. equity market this year, even though the BoJ and ECB are executing QE and have adopted negative interest rates, while the Fed has ended QE and is hiking rates, not implementing negative rates. In short, negative interest rates appear to have backfired as a form of monetary stimulus, with the banks selling off and equities underperforming, and with the yen and euro actually strengthening versus the U.S. dollar.

Moreover, geopolitical risk remains elevated as evidenced by the flare-up of the debt crisis in Greece in April 2015 combined with election results favoring populist/separatist parties in Greece, Spain and Portugal. (In our view, Greece is still at risk of becoming the first member to exit the Eurozone, despite having received its third bailout in the last six years.) Simply put, political instability in the Eurozone appears to be contained for now but it is by no means resolved. We expect political tension in the Middle East to remain high. More broadly, while some economic green shoots are visible in the Eurozone, and that region likely has the best chance to demonstrate increasing momentum in the near term, we do not believe that positive developments in the Eurozone will be enough

14 OPPENHEIMER CAPITAL INCOME FUND

to offset slowing momentum in China, Japan and the emerging markets.

We believe the U.S. economy still has attractive growth potential in certain areas. A variety of changes in technology could create a host of winners and losers, and could drive growth for companies that are able to successfully implement and harness the power of new technologies. There are pockets of innovation in different industries including pharmaceuticals, consumer discretionary and technology. Nonetheless, we are mindful that U.S. equity valuations were pushing up against the edge of bubble territory after several years when S&P 500 Index performance ran well ahead of earnings growth, leading to significant multiple expansion. In fact, the only time in the last four decades when the S&P 500 Index has traded at a higher price/earnings (P/E) multiple on next 12 months’ consensus earnings was during the Tech Bubble in 1997-2000. While valuations came down somewhat following the equity selloff in the third quarter of 2015, they climbed back up in the fourth quarter as earnings estimates were reduced. Furthermore, volatility has been artificially restrained over the last several years by highly accommodative monetary policy, but this started to change in August of 2015 with sharp spikes in the VIX index, and could remain elevated on a more sustained basis now that the Fed has started raising rates and monetary policy is diverging significantly. In the past few years, whenever equities sold off, buyers typically stepped in quickly because valuations were still relatively attractive. Since valuations are less attractive today, selloffs could be steeper and it could take longer for buyers to appear. Moreover, banking regulations are significantly stricter, the fixed income markets are a lot less liquid, and banks are taking on much less risk. Under these circumstances, we believe that any softness in the markets could lead to more volatility on the fixed income side than we have seen in recent years. That was certainly evident in the fourth quarter of 2015 and in early 2016, and we expect it to continue.

Accordingly, we continue to pick our spots, selecting securities that we believe offer attractive risk-adjusted returns. We remain focused, as always, on controlling volatility and mitigating downside risk. We expect to be in a low return world for a while. We believe that the ability to generate attractive returns efficiently and without taking on undue risk, controlling volatility and limiting drawdowns will be of greater value to investors in a low return world, and that is where our investment team’s efforts are focused.

Michelle Borré, CFA Portfolio Manager

Krishna Memani Portfolio Manager

15 OPPENHEIMER CAPITAL INCOME FUND

Portfolio Positioning

PORTFOLIO POSITIONING BY STRATEGY

	Long	Short	Net

High-Grade Fixed Income Strategy	42.4%	-0.9%	41.5%

Equity Strategy	34.8	–	34.8

Opportunistic Strategy	28.8	-15.0	13.8

HIGH GRADE FIXED INCOME STRATEGY

	Long	Short	Net

Corporate Bonds/Corporate Exposure	15.9%	–%	15.9%

U.S. Agency Mortgage-Backed Securities	14.4	–	14.4

Asset-Backed Securities	5.7	–	5.7

U.S. Treasuries	2.2	-0.9	1.3

Non-Agency Mortgage-Backed Securities	2.4	–	2.4

Commercial Mortgage-Backed Securities	1.7	–	1.7

U.S. Agencies	0.1	–	0.1

TOP TEN EQUITY HOLDINGS
	Long	Short	Net

Lockheed Martin Corp.	1.5%	–%	1.5%

Altria Group, Inc.	1.3	–	1.3

AT&T, Inc.	1.2	–	1.2

UnitedHealth Group, Inc.	1.2	–	1.2

Chubb Ltd.	1.1	–	1.1

Honeywell International, Inc.	1.1	–	1.1

Starwood Property Trust, Inc.	1.0	–	1.0

Republic Services, Inc., Cl. A	0.9	–	0.9

BCE, Inc.	0.9	–	0.9

Roche Holding AG	0.8	–	0.8

Portfolio holdings and allocations are dollar-weighted based on total net assets and are subject to change. Percentages are as of February 29, 2016. Holdings exclude cash and cash equivalents. As of February 29, 2016, the Fund held approximately 11.6% in cash. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund. Asset tables may not display cash weightings. Net total exposure may not equal the sum of long and short exposure due to rounding.

16 OPPENHEIMER CAPITAL INCOME FUND

OPPORTUNISTIC STRATEGY

	Long	Short	Net

Senior Loans	13.8%	–%	13.8%

Asset-Backed Securities	7.0	–	7.0

Corporate Bonds	3.1	–	3.1

Commodities	0.9	–	0.9

Low Delta Convertible Bonds	0.8	–	0.8

Low Delta Preferred Stock	0.3	–	0.3

Derivatives	2.9	-9.6	-6.7

Currencies	–	-5.4	-5.4

Portfolio holdings and allocations are dollar-weighted based on total net assets and are subject to change. Percentages are as of February 29, 2016. Holdings exclude cash and cash equivalents. As of February 29, 2016, the Fund held approximately 11.6% in cash. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund. Asset tables may not display cash weightings. Net total exposure may not equal the sum of long and short exposure due to rounding.

17 OPPENHEIMER CAPITAL INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS 2/29/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPPEX)	12/1/70	-1.43%	-3.50%	4.68%	1.89%
Class B (OPEBX)	8/17/93	-1.89	-4.27	3.74	1.34
Class C (OPECX)	11/1/95	-1.76	-4.21	3.86	1.06
Class I (OCIIX)	12/27/13	-1.20	-3.08	1.85*	N/A
Class R (OCINX)	3/1/01	-1.58	-3.78	4.38	1.55
Class Y (OCIYX)	1/28/11	-1.30	-3.27	5.01	5.33*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/29/16

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPPEX)	12/1/70	-7.10%	-9.05%	3.45%	1.29%
Class B (OPEBX)	8/17/93	-6.74	-8.96	3.39	1.34
Class C (OPECX)	11/1/95	-2.73	-5.15	3.86	1.06
Class I (OCIIX)	12/27/13	-1.20	-3.08	1.85*	N/A
Class R (OCINX)	3/1/01	-1.58	-3.78	4.38	1.55
Class Y (OCIYX)	1/28/11	-1.30	-3.27	5.01	5.33*

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently

18 OPPENHEIMER CAPITAL INCOME FUND

comprised of 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Morningstar Conservative Allocation Category Average is the average return of the mutual funds within the investment category as defined by Morningstar. Returns include the reinvestment of distributions but do not consider sales charges. The Morningstar Conservative Allocation Category Average performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

19 OPPENHEIMER CAPITAL INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended February 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20 OPPENHEIMER CAPITAL INCOME FUND

Actual	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During 6 Months Ended February 29, 2016
Class A	$ 1,000.00	$ 985.70	$ 4.95
Class B	1,000.00	981.10	8.71
Class C	1,000.00	982.40	8.71
Class I	1,000.00	988.00	2.82
Class R	1,000.00	984.20	6.19
Class Y	1,000.00	987.00	3.76

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.89	5.03
Class B	1,000.00	1,016.11	8.86
Class C	1,000.00	1,016.11	8.86
Class I	1,000.00	1,022.03	2.87
Class R	1,000.00	1,018.65	6.29
Class Y	1,000.00	1,021.08	3.83

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 29, 2016 are as follows:

Class	Expense Ratios
Class A	1.00%
Class B	1.76
Class C	1.76
Class I	0.57
Class R	1.25
Class Y	0.76

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

21 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS February 29, 2016 Unaudited

	Shares	Value
Common Stocks—33.9%
Consumer Discretionary—1.4%
Hotels, Restaurants & Leisure—0.6%
Brinker International, Inc.	308,724	$15,374,455
Media—0.5%
DISH Network Corp., Cl. A1	252,775	11,913,286
Multiline Retail—0.3%
Target Corp.	116,219	9,117,380
Consumer Staples—2.2%
Beverages—0.6%
Coca-Cola Co. (The)	323,580	13,956,006
Tobacco—1.6%
Altria Group, Inc.	548,585	33,776,378
Philip Morris International, Inc.	89,560	8,152,647
		41,929,025
Energy—2.5%
Energy Equipment & Services—0.2%
Schlumberger Ltd.	90,721	6,506,510
Oil, Gas & Consumable Fuels—2.3%
California Resources Corp.	20,712	11,642
Canadian Natural Resources Ltd.	141,686	2,961,478
Chevron Corp.	78,133	6,519,418
ConocoPhillips	222,489	7,526,803
EOG Resources, Inc.	129,979	8,414,841
Exxon Mobil Corp.	44,913	3,599,777
Noble Energy, Inc.	324,426	9,570,567
Occidental Petroleum Corp.	220,343	15,164,005
Valero Energy Corp.	79,178	4,757,014
		58,525,545
Financials—5.6%
Capital Markets—0.2%
Goldman Sachs Group, Inc. (The)	44,200	6,609,226
Commercial Banks—1.2%
Citigroup, Inc.	147,880	5,745,138
JPMorgan Chase & Co.	106,380	5,989,194
M&T Bank Corp.	77,160	7,912,758
Wells Fargo & Co.	214,790	10,077,947
		29,725,037
Insurance—2.0%
Allstate Corp. (The)	244,490	15,515,335
Chubb Ltd.	236,700	27,345,951
Unum Group	263,320	7,512,520
		50,373,806
Real Estate Investment Trusts (REITs)—2.2%
American Assets Trust, Inc.	239,660	8,888,990
Blackstone Mortgage Trust, Inc., Cl. A	708,100	17,518,394

22 OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Macerich Co. (The)	56,340	$4,455,367
Starwood Property Trust, Inc.	1,420,580	24,916,973
		55,779,724
Health Care—5.6%
Biotechnology—0.3%
Baxalta, Inc.	212,760	8,195,515
Health Care Equipment & Supplies—0.3%
Medtronic plc	93,220	7,214,296
Health Care Providers & Services—2.1%
Express Scripts Holding Co.[1]	166,000	11,683,080
HCA Holdings, Inc.[1]	44,219	3,060,397
UnitedHealth Group, Inc.	260,624	31,043,247
Universal Health Services, Inc., Cl. B	81,556	9,001,336
		54,788,060
Pharmaceuticals—2.9%
Allergan plc[1]	62,000	17,986,820
Merck & Co., Inc.	343,200	17,232,072
Novartis AG, ADR	239,220	17,010,934
Roche Holding AG	83,692	21,436,810
		73,666,636
Industrials—6.2%
Aerospace & Defense—3.4%
Honeywell International, Inc.	262,330	26,587,145
Lockheed Martin Corp.	177,680	38,341,567
Northrop Grumman Corp.	108,680	20,890,470
		85,819,182
Airlines—0.2%
United Continental Holdings, Inc.[1]	109,896	6,292,645
Commercial Services & Supplies—1.5%
Republic Services, Inc., Cl. A	524,860	23,986,102
Tyco International plc	396,860	13,961,535
		37,947,637
Industrial Conglomerates—0.2%
General Electric Co.	142,920	4,164,689
Machinery—0.3%
Flowserve Corp.	203,230	8,539,724
Road & Rail—0.4%
Union Pacific Corp.	115,810	9,132,777
Trading Companies & Distributors—0.2%
AerCap Holdings NV1	149,576	5,344,350
Information Technology—3.8%
Communications Equipment—1.5%
Cisco Systems, Inc.	217,362	5,690,537
Juniper Networks, Inc.	594,531	14,684,916

23 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Communications Equipment (Continued)
QUALCOMM, Inc.	277,980	$14,118,604
Telefonaktiebolaget LM Ericsson, ADR	504,231	4,626,319
		39,120,376
Internet Software & Services—0.8%
Alphabet, Inc., Cl. A1	27,530	19,745,067
Semiconductors & Semiconductor Equipment—0.8%
Xilinx, Inc.	423,692	20,006,736
Technology Hardware, Storage & Peripherals—0.7%
Apple, Inc.	201,935	19,525,095
Materials—2.2%
Chemicals—1.3%
Celanese Corp., Cl. A	202,433	12,214,807
LyondellBasell Industries NV, Cl. A	138,249	11,088,953
Methanex Corp.	268,963	8,518,058
		31,821,818
Containers & Packaging—0.9%
Packaging Corp. of America	162,500	7,881,250
Sonoco Products Co.	371,330	16,227,121
		24,108,371
Telecommunication Services—2.1%
Diversified Telecommunication Services—2.1%
AT&T, Inc.	845,730	31,249,723
BCE, Inc.	502,030	21,647,534
		52,897,257
Utilities—2.3%
Electric Utilities—1.7%
Edison International	214,780	14,639,405
NextEra Energy, Inc.	112,692	12,713,912
PPL Corp.	414,761	14,512,487
		41,865,804
Multi-Utilities—0.6%
CMS Energy Corp.	401,400	15,879,384
Total Common Stocks (Cost $888,498,387)		865,885,419

Preferred Stocks—0.2%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	1,833	1,851,330
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	4,500	4,590,000
Total Preferred Stocks (Cost $6,345,341)		6,441,330

	Principal Amount
Asset-Backed Securities—11.1%
Auto Loan—4.7%
American Credit Acceptance Receivables Trust:
Series 2013-2,Cl. B, 2.84%, 5/15/19[2]	$403,879	404,271
Series 2014-1,Cl. B, 2.39%, 11/12/19[2]	1,590,626	1,592,074
Series 2014-2,Cl. B, 2.26%, 3/10/20[2]	560,686	560,730

24 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Auto Loan (Continued)
American Credit Acceptance Receivables Trust: (Continued)
Series 2014-3,Cl. B, 2.43%, 6/10/20[2]	$3,110,000	$3,093,546
Series 2014-4,Cl. B, 2.60%, 10/12/20[2]	875,000	865,768
Series 2015-1,Cl. B, 2.85%, 2/12/21[2]	2,395,000	2,363,803
Series 2015-3,Cl. B, 3.56%, 10/12/21[3]	2,130,000	2,115,287
AmeriCredit Automobile Receivables Trust:
Series 2012-2,Cl. E, 4.85%, 8/8/19[2]	1,885,000	1,905,827
Series 2012-4,Cl. D, 2.68%, 10/9/18	2,570,000	2,592,016
Series 2012-5,Cl. D, 2.35%, 12/10/18	2,750,000	2,766,593
Series 2013-2,Cl. E, 3.41%, 10/8/20[2]	1,735,000	1,751,434
Series 2013-3,Cl. E, 3.74%, 12/8/20[2]	1,025,000	1,040,586
Series 2013-4,Cl. D, 3.31%, 10/8/19	415,000	423,553
Series 2013-5,Cl. D, 2.86%, 12/9/19	3,125,000	3,156,651
Series 2014-1,Cl. E, 3.58%, 8/9/21	2,040,000	2,050,486
Series 2014-2,Cl. E, 3.37%, 11/8/21	2,200,000	2,196,847
Series 2014-3,Cl. D, 3.13%, 10/8/20	2,595,000	2,632,343
Series 2014-4,Cl. D, 3.07%, 11/9/20	1,860,000	1,870,075
Series 2015-2,Cl. C, 2.40%, 1/8/21	635,000	636,048
Series 2015-2,Cl. D, 3.00%, 6/8/21	425,000	421,530
Series 2015-3,Cl. D, 3.34%, 8/8/21	1,210,000	1,216,610
California Republic Auto Receivables Trust:
Series 2013-2,Cl. C, 3.32%, 8/17/20	1,105,000	1,123,510
Series 2014-2,Cl. C, 3.29%, 3/15/21	415,000	415,267
Series 2014-4,Cl. C, 3.56%, 9/15/21	625,000	627,663
Capital Auto Receivables Asset Trust:
Series 2013-1,Cl. D, 2.19%, 9/20/21	725,000	724,874
Series 2013-4,Cl. D, 3.22%, 5/20/19	505,000	514,928
Series 2014-1,Cl. D, 3.39%, 7/22/19	580,000	592,244
Series 2014-3,Cl. D, 3.14%, 2/20/20	900,000	905,008
Series 2015-1,Cl. D, 3.16%, 8/20/20	1,020,000	1,022,483
Series 2015-2,Cl. C, 2.67%, 8/20/20	1,010,000	1,009,901
Series 2015-4,Cl. D, 3.62%, 5/20/21	1,725,000	1,739,452
CarFinance Capital Auto Trust:
Series 2014-1A,Cl. A, 1.46%, 12/17/18[2]	159,401	159,238
Series 2015-1A,Cl. A, 1.75%, 6/15/21[2]	910,635	904,134
CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	655,000	659,178
Series 2015-3,Cl. D, 3.27%, 3/15/22	1,215,000	1,232,516
Series 2016-1,Cl. D, 3.11%, 8/15/22	1,300,000	1,311,122
CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[2]	320,905	321,207
Series 2014-A,Cl. A, 1.21%, 8/15/18[2]	712,343	709,666
Series 2014-C,Cl. A, 1.31%, 2/15/19[2]	795,354	790,340
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[2]	122,371	122,141
Credit Acceptance Auto Loan Trust:
Series 2013-1A,Cl. B, 1.83%, 4/15/21[2]	858,680	858,439
Series 2014-1A,Cl. B, 2.29%, 4/15/22[2]	1,290,000	1,282,262
Series 2014-2A,Cl. B, 2.67%, 9/15/22[2]	910,000	912,527
Series 2015-1A,Cl. C, 3.30%, 7/17/23[2]	1,405,000	1,374,726

25 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Auto Loan (Continued)
Credit Acceptance Auto Loan Trust: (Continued)
Series 2015-2A,Cl. B, 3.04%, 8/15/23[2]	$2,225,000	$2,235,756
Drive Auto Receivables Trust:
Series 2015-AA,Cl. C, 3.06%, 5/17/21[2]	1,550,000	1,545,920
Series 2015-BA,Cl. C, 2.76%, 7/15/21[2]	1,950,000	1,928,165
Series 2015-DA,Cl. C, 3.38%, 11/15/21[2]	1,660,000	1,655,838
DT Auto Owner Trust:
Series 2013-1A,Cl. D, 3.74%, 5/15/20[2]	692,175	696,330
Series 2013-2A,Cl. D, 4.18%, 6/15/20[2]	2,390,000	2,426,549
Series 2014-1A,Cl. D, 3.98%, 1/15/21[2]	1,785,000	1,800,008
Series 2014-2A,Cl. D, 3.68%, 4/15/21[2]	2,745,000	2,751,961
Series 2014-3A,Cl. D, 4.47%, 11/15/21[2]	1,240,000	1,230,818
Series 2015-1A,Cl. C, 2.87%, 11/16/20[2]	1,100,000	1,088,595
Series 2016-1A,Cl. B, 2.79%, 5/15/20[2]	1,750,000	1,755,386
Exeter Automobile Receivables Trust:
Series 2014-1A,Cl. B, 2.42%, 1/15/19[2]	1,160,000	1,159,303
Series 2014-1A,Cl. C, 3.57%, 7/15/19[2]	1,160,000	1,160,192
Series 2014-2A,Cl. A, 1.06%, 8/15/18[2]	96,722	96,515
Series 2014-2A,Cl. B, 2.17%, 5/15/19[2]	2,000,000	1,981,907
Series 2014-2A,Cl. C, 3.26%, 12/16/19[2]	565,000	557,363
First Investors Auto Owner Trust:
Series 2013-3A,Cl. B, 2.32%, 10/15/19[2]	1,840,000	1,841,504
Series 2013-3A,Cl. C, 2.91%, 1/15/20[2]	785,000	785,834
Series 2013-3A,Cl. D, 3.67%, 5/15/20[2]	580,000	576,826
Series 2014-1A,Cl. D, 3.28%, 4/15/21[2]	1,705,000	1,675,708
Series 2014-3A,Cl. D, 3.85%, 2/15/22[2]	860,000	854,018
Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[2]	340,343	338,691
Series 2014-2,Cl. A, 1.43%, 12/16/19[2]	865,301	861,610
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	1,505,000	1,480,425
GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[2]	567,700	567,166
Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.736%, 10/25/19[2,4]	705,000	700,589
Santander Drive Auto Receivables Trust:
Series 2013-1,Cl. D, 2.27%, 1/15/19	895,000	894,219
Series 2013-3,Cl. D, 2.42%, 4/15/19	535,000	535,132
Series 2013-4,Cl. E, 4.67%, 1/15/20[2]	2,055,000	2,068,195
Series 2013-A,Cl. E, 4.71%, 1/15/21[2]	1,530,000	1,564,625
Series 2014-1,Cl. D, 2.91%, 4/15/20	1,025,000	1,025,668
Series 2014-2,Cl. D, 2.76%, 2/18/20	870,000	870,694
Series 2014-4,Cl. D, 3.10%, 11/16/20	1,875,000	1,881,978
Series 2014-5,Cl. D, 3.21%, 1/15/21	2,265,000	2,280,116
Series 2015-1,Cl. D, 3.24%, 4/15/21	1,600,000	1,612,110
Series 2015-2,Cl. C, 2.44%, 4/15/21	1,150,000	1,149,291
Series 2015-2,Cl. D, 3.02%, 4/15/21	1,750,000	1,725,821
Series 2015-3,Cl. D, 3.49%, 5/17/21	2,240,000	2,232,498
Series 2015-4,Cl. D, 3.53%, 8/16/21	1,815,000	1,801,036

26 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Auto Loan (Continued)
Santander Drive Auto Receivables Trust: (Continued)
Series 2015-5,Cl. C, 2.74%, 12/15/21	$1,335,000	$1,339,851
SNAAC Auto Receivables Trust:
Series 2013-1A,Cl. C, 3.07%, 8/15/18[2]	409,140	409,867
Series 2014-1A,Cl. A, 1.03%, 9/17/18[2]	60,556	60,556
Series 2014-1A,Cl. D, 2.88%, 1/15/20[2]	730,000	731,563
TCF Auto Receivables Owner Trust:
Series 2014-1A,Cl. C, 3.12%, 4/15/21[2]	525,000	526,300
Series 2015-1A,Cl. D, 3.53%, 3/15/22[2]	1,075,000	1,036,162
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[2]	1,410,000	1,369,648
Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[2]	775,000	765,018
Series 2014-2A,Cl. D, 2.86%, 7/15/21[2]	940,000	916,406
Series 2015-1A,Cl. C, 2.29%, 11/16/20[2]	1,435,000	1,416,737
Series 2015-2A,Cl. C, 2.45%, 1/15/21[2]	1,420,000	1,400,795
Series 2016-1A,Cl. B, 2.68%, 9/15/21[3]	1,400,000	1,399,860
		119,736,027
Credit Card—0.7%
American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	425,000	426,229
Series 2014-3, Cl. A, 1.49%, 4/15/20	355,000	357,013
Capital One Multi-Asset Execution Trust:
Series 2014-A2,Cl. A2, 1.26%, 1/15/20	2,550,000	2,555,885
Series 2014-A5,Cl. A5, 1.48%, 7/15/20	3,495,000	3,512,144
Chase Issuance Trust:
Series 2007-A3,Cl. A3, 5.23%, 4/15/19	545,000	566,463
Series 2014-A1,Cl. A1, 1.15%, 1/15/19	3,155,000	3,161,827
Series 2014-A6, Cl. A6, 1.26%, 7/15/19	1,935,000	1,940,206
Citibank Credit Card Issuance Trust, Series 2013-A6, Cl. A6, 1.32%, 9/7/18	2,300,000	2,305,077
Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	3,090,000	3,103,082
		17,927,926
Equipment—0.1%
CLI Funding V LLC, Series 2014-2A, Cl. A, 3.38%, 10/18/29[2]	1,602,686	1,538,944
Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[2]	1,140,972	1,102,215
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[2]	250,897	246,197
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[2]	782,699	799,883
		3,687,239
Home Equity Loan—3.0%
American Credit Acceptance Receivables Trust, Series 2015-2, Cl. B, 2.97%, 5/12/21[2]	2,435,000	2,396,234
Bear Stearns Structured Products Trust:
Series 2007-EMX1,Cl. A2, 1.736%, 3/25/37[2,4]	5,900,000	5,396,737
Series 2007-EMX1,Cl. M1, 2.436%, 3/25/37[2,4]	8,000,000	7,029,331

27 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Home Equity Loan (Continued)
Citigroup Mortgage Loan Trust Series Asset Backed Pass-Through Certificate, Series 2004-OPT1, Cl. M3, 1.381%, 10/25/34[4]	$3,750,000	$3,118,680
Fieldstone Mortgage Investment Trust, Series 2004-5, Cl. M3, 2.461%, 2/25/35[4]	6,000,000	4,996,348
GSAMP Trust:
Series 2005-HE4,Cl. M3, 0.956%, 7/25/45[4]	13,300,000	10,746,145
Series 2005-HE5,Cl. M3, 0.896%, 11/25/35[4]	4,060,889	3,060,017
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 0.886%, 12/25/35[4]	5,480,000	4,776,975
Long Beach Mortgage Loan Trust, Series 2005-WL3, Cl. M1, 0.866%, 11/25/35[4]	2,390,000	2,027,449
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 0.816%, 12/25/35[4]	12,287,000	10,189,162
New Century Home Equity Loan Trust:
Series 2005-1,Cl. M2, 1.156%, 3/25/35[4]	11,108,431	9,506,712
Series 2005-2,Cl. M3, 0.926%, 6/25/35[4]	5,500,000	4,458,554
RASC Series Trust, Series 2006-KS2, Cl. M2, 0.826%, 3/25/36[4]	4,875,000	3,679,993
SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 0.886%, 10/25/35[4]	6,129,000	4,979,559
		76,361,896
Loans: Other—2.6%
Aircraft Lease Securitisation Ltd., Series 2007-1A, Cl. G3, 0.689%, 5/10/32[2,4]	6,778,759	6,693,767
Airspeed Ltd.:
Series 2007-1A,Cl. G1, 0.697%, 6/15/32[2,4]	34,466,261	27,606,200
Series 2007-1A,Cl. G2, 0.707%, 6/15/32[2,4]	8,658,994	7,110,013
Blade Engine Securitization Ltd.:
Series 2006-1A,Cl. A1, 1.431%, 9/15/41[2,4]	1,496,394	1,005,053
Series 2006-1A,Cl. B, 3.431%, 9/15/41[3,4]	5,871,116	2,201,545
Series 2006-1AW,Cl. A1, 0.731%, 9/15/41[3,4]	20,575,423	13,819,483
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[2]	1,704,143	1,696,837
Raspro Trust, Series 2005-1A, Cl. G, 0.97%, 3/23/24[2,4]	6,226,102	5,929,583
		66,062,481
Total Asset-Backed Securities (Cost $292,526,638)		283,775,569

Mortgage-Backed Obligations—20.1%
Government Agency—14.5%
FHLMC/FNMA/FHLB/Sponsored—7.1%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	456,597	473,136
5.00%, 12/1/34	62,743	70,083
6.00%, 5/1/18	75,847	77,587
6.50%, 7/1/28-4/1/34	161,918	185,625
7.00%, 10/1/31	177,444	203,498
8.00%, 4/1/16	39	39
9.00%, 8/1/22-5/1/25	9,342	10,304
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 10.606%, 4/1/27[5]	115,426	22,260
Series 192,Cl. IO, 4.611%, 2/1/28[5]	38,562	7,447

28 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: (Continued) Series 243,Cl. 6, 0.00%, 12/15/32[5,6]	$125,019	$22,954
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	3,386,693	3,468,869
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Series K052, Cl. A2, 3.151%, 11/25/25	1,135,000	1,200,483
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.- Backed Security, Series 176, Cl. PO, 4.213%, 6/1/26[7]	41,913	37,796
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034,Cl. Z, 6.50%, 2/15/28	90,332	103,058
Series 2043,Cl. ZP, 6.50%, 4/15/28	400,485	447,230
Series 2053,Cl. Z, 6.50%, 4/15/28	78,509	89,561
Series 2279,Cl. PK, 6.50%, 1/15/31	167,799	194,011
Series 2326,Cl. ZP, 6.50%, 6/15/31	76,296	85,641
Series 2426,Cl. BG, 6.00%, 3/15/17	97,841	100,053
Series 2427,Cl. ZM, 6.50%, 3/15/32	283,909	326,575
Series 2461,Cl. PZ, 6.50%, 6/15/32	380,526	441,629
Series 2564,Cl. MP, 5.00%, 2/15/18	745,047	767,121
Series 2585,Cl. HJ, 4.50%, 3/15/18	410,357	424,468
Series 2626,Cl. TB, 5.00%, 6/15/33	406,244	439,923
Series 2635,Cl. AG, 3.50%, 5/15/32	93,634	98,486
Series 2707,Cl. QE, 4.50%, 11/15/18	437,539	452,479
Series 2770,Cl. TW, 4.50%, 3/15/19	59,731	62,197
Series 3010,Cl. WB, 4.50%, 7/15/20	280,060	291,797
Series 3025,Cl. SJ, 23.184%, 8/15/35[4]	48,031	76,496
Series 3030,Cl. FL, 0.827%, 9/15/35[4]	666,897	669,070
Series 3645,Cl. EH, 3.00%, 12/15/20	29,647	30,316
Series 3741,Cl. PA, 2.15%, 2/15/35	1,897,974	1,918,199
Series 3815,Cl. BD, 3.00%, 10/15/20	48,645	49,491
Series 3822,Cl. JA, 5.00%, 6/15/40	233,508	247,358
Series 3840,Cl. CA, 2.00%, 9/15/18	36,982	37,293
Series 3848,Cl. WL, 4.00%, 4/15/40	786,289	826,434
Series 3857,Cl. GL, 3.00%, 5/15/40	63,249	65,798
Series 4221,Cl. HJ, 1.50%, 7/15/23	1,568,591	1,581,221
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 46.21%, 3/15/29[5]	110,142	24,621
Series 2796,Cl. SD, 44.898%, 7/15/26[5]	158,166	30,229
Series 2815,Cl. PT, 0.00%, 11/15/32[5,6]	1,369,300	67,042
Series 2920,Cl. S, 44.393%, 1/15/35[5]	926,106	180,967
Series 2922,Cl. SE, 3.727%, 2/15/35[5]	226,693	42,200
Series 2937,Cl. SY, 12.607%, 2/15/35[5]	2,765,661	557,335
Series 2981,Cl. AS, 0.00%, 5/15/35[5,6]	1,838,342	382,071
Series 3201,Cl. SG, 1.56%, 8/15/36[5]	786,280	161,004
Series 3397,Cl. GS, 11.916%, 12/15/37[5]	461,217	86,968
Series 3424,Cl. EI, 1.16%, 4/15/38[5]	184,303	22,315
Series 3450,Cl. BI, 5.634%, 5/15/38[5]	1,092,198	192,616
Series 3606,Cl. SN, 0.00%, 12/15/39[5,6]	473,291	91,284

29 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn.:
3.00%, 3/1/31[8]	$33,675,000	$35,120,658
3.50%, 3/1/46[8]	23,340,000	24,458,222
4.00%, 3/1/46[8]	43,225,000	46,130,858
4.50%, 3/1/31[8]	1,030,000	1,065,019
5.00%, 3/1/45[8]	21,565,000	23,876,081
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	1,798,284	1,901,952
5.00%, 3/1/21	97,811	102,064
5.50%, 2/1/35-4/1/39	1,584,611	1,786,635
6.50%, 5/1/17-11/1/31	599,539	671,502
7.00%, 11/1/17-7/1/35	44,595	49,315
7.50%, 1/1/33-3/1/33	2,088,886	2,527,880
8.50%, 7/1/32	7,339	8,035
Federal National Mortgage Assn., Alternative Credit Enhancement Securities:
Series 2015-M11,Cl. A2, 2.827%, 4/25/25[4]	2,270,000	2,347,588
Series 2015-M8,Cl. A2, 2.90%, 1/25/25[4]	1,590,000	1,645,417
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 17.616%, 6/25/23[5]	262,537	43,833
Series 252,Cl. 2, 36.019%, 11/25/23[5]	243,832	47,156
Series 303,Cl. IO, 32.643%, 11/25/29[5]	105,375	24,687
Series 308,Cl. 2, 26.446%, 9/25/30[5]	244,155	62,153
Series 320,Cl. 2, 7.883%, 4/25/32[5]	897,544	241,259
Series 321,Cl. 2, 0.00%, 4/25/32[5,6]	659,068	125,522
Series 331,Cl. 9, 9.361%, 2/25/33[5]	257,880	56,578
Series 334,Cl. 17, 16.524%, 2/25/33[5]	140,146	27,284
Series 339,Cl. 12, 0.00%, 6/25/33[5,6]	477,059	101,524
Series 339,Cl. 7, 0.00%, 11/25/33[5,6]	572,554	116,958
Series 343,Cl. 13, 1.232%, 9/25/33[5]	490,695	96,144
Series 343,Cl. 18, 0.00%, 5/25/34[5,6]	136,645	26,228
Series 345,Cl. 9, 0.00%, 1/25/34[5,6]	222,520	44,508
Series 351,Cl. 10, 0.00%, 4/25/34[5,6]	157,136	29,044
Series 351,Cl. 8, 0.00%, 4/25/34[5,6]	267,411	49,717
Series 356,Cl. 10, 0.00%, 6/25/35[5,6]	193,993	36,712
Series 356,Cl. 12, 0.00%, 2/25/35[5,6]	95,066	18,316
Series 362,Cl. 13, 0.00%, 8/25/35[5,6]	342,587	71,310
Series 364,Cl. 16, 0.00%, 9/25/35[5,6]	403,237	69,364
Series 365,Cl. 16, 0.00%, 3/25/36[5,6]	972,259	190,616
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	227,735	251,478
Series 1998-61,Cl. PL, 6.00%, 11/25/28	113,575	129,794
Series 1999-54,Cl. LH, 6.50%, 11/25/29	174,273	201,852
Series 2001-51,Cl. OD, 6.50%, 10/25/31	308,721	344,343
Series 2003-100,Cl. PA, 5.00%, 10/25/18	1,254,995	1,300,027
Series 2003-130,Cl. CS, 13.228%, 12/25/33[4]	180,953	208,388
Series 2003-28,Cl. KG, 5.50%, 4/25/23	541,737	593,205
Series 2003-84,Cl. GE, 4.50%, 9/25/18	79,225	82,006
Series 2004-101,Cl. BG, 5.00%, 1/25/20	148,991	150,785
Series 2004-25,Cl. PC, 5.50%, 1/25/34	233,990	244,325

30 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2005-104,Cl. MC, 5.50%, 12/25/25	$2,767,772	$3,040,211
Series 2005-31,Cl. PB, 5.50%, 4/25/35	1,430,000	1,712,026
Series 2005-73,Cl. DF, 0.686%, 8/25/35[4]	1,324,255	1,329,852
Series 2006-11,Cl. PS, 22.969%, 3/25/36[4]	146,893	235,968
Series 2006-46,Cl. SW, 22.601%, 6/25/36[4]	110,949	158,177
Series 2006-50,Cl. KS, 22.602%, 6/25/36[4]	227,249	349,751
Series 2006-50,Cl. SK, 22.602%, 6/25/36[4]	39,594	62,544
Series 2008-75,Cl. DB, 4.50%, 9/25/23	340,155	350,246
Series 2009-113,Cl. DB, 3.00%, 12/25/20	936,393	953,660
Series 2009-36,Cl. FA, 1.376%, 6/25/37[4]	367,549	376,829
Series 2009-37,Cl. HA, 4.00%, 4/25/19	399,957	409,331
Series 2009-70,Cl. TL, 4.00%, 8/25/19	1,333,697	1,361,418
Series 2010-43,Cl. KG, 3.00%, 1/25/21	409,403	418,414
Series 2011-15,Cl. DA, 4.00%, 3/25/41	176,693	185,981
Series 2011-3,Cl. EL, 3.00%, 5/25/20	1,536,429	1,564,565
Series 2011-3,Cl. KA, 5.00%, 4/25/40	905,381	993,233
Series 2011-38,Cl. AH, 2.75%, 5/25/20	40,454	41,079
Series 2011-82,Cl. AD, 4.00%, 8/25/26	839,969	863,466
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-15,Cl. SA, 9.17%, 3/17/31[5]	76,184	9,139
Series 2001-65,Cl. S, 20.09%, 11/25/31[5]	240,085	51,185
Series 2001-81,Cl. S, 16.191%, 1/25/32[5]	62,765	14,802
Series 2002-47,Cl. NS, 23.359%, 4/25/32[5]	143,352	32,843
Series 2002-51,Cl. S, 23.535%, 8/25/32[5]	131,617	27,967
Series 2002-52,Cl. SD, 31.532%, 9/25/32[5]	189,816	45,956
Series 2002-60,Cl. SM, 22.272%, 8/25/32[5]	196,847	37,328
Series 2002-7,Cl. SK, 19.159%, 1/25/32[5]	60,101	11,597
Series 2002-75,Cl. SA, 24.514%, 11/25/32[5]	287,826	70,728
Series 2002-77,Cl. BS, 19.63%, 12/18/32[5]	124,643	27,337
Series 2002-77,Cl. SH, 26.558%, 12/18/32[5]	90,725	20,034
Series 2002-89,Cl. S, 43.678%, 1/25/33[5]	465,988	130,362
Series 2002-9,Cl. MS, 18.488%, 3/25/32[5]	79,200	18,388
Series 2002-90,Cl. SN, 23.141%, 8/25/32[5]	101,364	19,222
Series 2002-90,Cl. SY, 28.972%, 9/25/32[5]	49,009	9,031
Series 2003-33,Cl. SP, 21.994%, 5/25/33[5]	264,249	59,060
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,6]	481,901	59,131
Series 2004-54,Cl. DS, 34.83%, 11/25/30[5]	185,121	35,127
Series 2004-56,Cl. SE, 8.35%, 10/25/33[5]	351,872	76,153
Series 2005-12,Cl. SC, 6.888%, 3/25/35[5]	106,941	21,401
Series 2005-19,Cl. SA, 42.906%, 3/25/35[5]	2,167,903	486,091
Series 2005-40,Cl. SA, 44.165%, 5/25/35[5]	480,046	90,591
Series 2005-52,Cl. JH, 0.00%, 5/25/35[5,6]	1,190,803	230,883
Series 2005-6,Cl. SE, 52.304%, 2/25/35[5]	858,600	176,848
Series 2005-93,Cl. SI, 14.575%, 10/25/35[5]	558,186	100,870
Series 2008-55,Cl. SA, 0.00%, 7/25/38[5,6]	309,888	41,033
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5,6]	210,526	8,988

31 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2011-96,Cl. SA, 4.469%, 10/25/41[5]	$1,083,916	$212,498
Series 2012-134,Cl. SA, 9.356%, 12/25/42[5]	3,401,179	846,741
Series 2012-40,Cl. PI, 0.00%, 4/25/41[5,6]	3,768,438	481,099
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.854%, 9/25/23[7]	102,168	95,840
		182,076,004
GNMA/Guaranteed—7.4%
Government National Mortgage Assn. I Pool, 8.50%, 8/15/17-12/15/17	6,382	6,534
Government National Mortgage Assn. II Pool:
3.50%, 3/1/46[8]	175,845,000	185,695,068
4.00%, 3/1/46[8]	2,370,000	2,531,271
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 51.512%, 2/16/32[5]	242,214	46,080
Series 2002-41,Cl. GS, 7.589%, 6/16/32[5]	89,854	12,457
Series 2002-76,Cl. SY, 45.337%, 12/16/26[5]	570,594	113,436
Series 2007-17,Cl. AI, 14.704%, 4/16/37[5]	1,934,581	412,437
Series 2011-52,Cl. HS, 7.088%, 4/16/41[5]	2,225,816	438,304
		189,255,587
Non-Agency—5.6%
Commercial—3.2%
Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.722%, 7/20/36[4]	3,358,840	3,119,121
Series 2014-R7,Cl. 3A1, 2.83%, 3/26/36[3,4]	2,994,113	3,003,098
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[2,4]	952,025	954,345
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 3.09%, 3/25/35[4]	2,265,935	2,259,654
Series 2005-9,Cl. A1, 2.66%, 10/25/35[4]	1,403,556	1,375,175
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE6, Cl. M2, 1.441%, 6/25/35[4]	4,410,439	4,035,816
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.654%, 1/25/36[4]	1,285,210	1,195,712
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Cl. D, 4.457%, 4/10/46[2,4]	800,000	663,192
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.87%, 10/25/35[4]	3,709,639	3,660,911
COMM Mortgage Trust:
Series 2012-CR4,Cl. D, 4.573%, 10/15/45[2,4]	190,000	172,598
Series 2012-CR5,Cl. E, 4.337%, 12/10/45[2,4]	1,650,000	1,481,403
Series 2013-CR7,Cl. D, 4.351%, 3/10/46[2,4]	2,075,000	1,771,603
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	4,370,000	4,616,992
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[5,6]	5,744,979	436,913
CSMC:
Series 2006-6,Cl. 1A4, 6.00%, 7/25/36	1,523,541	1,143,684

32 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Commercial (Continued)
CSMC: (Continued)
Series 2009-13R,Cl. 4A1, 2.739%, 9/26/36[2,4]	$140,067	$140,339
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.646%, 11/10/46[2,4]	260,000	266,303
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 1.086%, 11/25/35[4]	699,936	475,519
FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.361%, 11/25/46[2,4]	175,000	175,570
Series 2013-K25,Cl. C, 3.618%, 11/25/45[2,4]	350,000	323,837
Series 2013-K26,Cl. C, 3.599%, 12/25/45[2,4]	460,000	459,826
Series 2013-K27,Cl. C, 3.496%, 1/25/46[2,4]	400,000	388,596
Series 2013-K28,Cl. C, 3.494%, 6/25/46[2,4]	2,460,000	2,393,690
Series 2013-K502,Cl. C, 3.104%, 3/25/45[2,4]	720,000	728,673
Series 2013-K712,Cl. C, 3.369%, 5/25/45[2,4]	730,000	738,398
Series 2013-K713,Cl. C, 3.165%, 4/25/46[2,4]	480,000	474,476
Series 2014-K715,Cl. C, 4.127%, 2/25/46[2,4]	155,000	151,838
Series 2015-K44,Cl. B, 3.685%, 1/25/48[2,4]	2,005,000	1,802,834
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[2,4]	1,806,588	1,692,282
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.864%, 7/25/35[4]	414,130	407,405
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.42%, 12/15/47[2,4]	2,500,000	2,220,735
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8,Cl. AJ, 5.48%, 5/15/45[4]	3,920,000	3,958,787
Series 2012-C6,Cl. E, 5.192%, 5/15/45[2,4]	2,035,000	1,899,611
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.826%, 7/25/35[4]	1,239,873	1,236,745
JP Morgan Resecuritization Trust:
Series 2009-11,Cl. 5A1, 2.739%, 9/26/36[2,4]	535,540	535,355
Series 2009-5,Cl. 1A2, 2.737%, 7/26/36[2,4]	1,388,886	1,234,472
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	1,825,000	1,940,641
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,180,000	1,211,216
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6,Cl. E, 4.657%, 11/15/45[2,4]	2,095,000	1,947,488
Series 2013-C7,Cl. D, 4.296%, 2/15/46[2,4]	1,245,000	1,113,013
Series 2013-C8,Cl. D, 4.169%, 12/15/48[2,4]	485,000	419,139
Series 2014-C14,Cl. B, 4.642%, 2/15/47[4]	80,000	84,507
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	3,650,000	3,808,697
Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,325,000	2,375,318
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.185%, 11/26/36[2,4]	1,899,162	1,227,322
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.458%, 6/26/46[2,4]	1,918,364	1,913,986
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.25%, 7/26/45[2,4]	331,147	327,802
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.568%, 8/25/34[4]	757,239	756,127

33 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Structured Agency Credit Risk Debt Nts.:
Series 2014-DN1,Cl. M2, 2.627%, 2/25/24[4]	$1,660,000	$1,657,045
Series 2015-DNA2,Cl. M2, 3.036%, 12/25/27[4]	1,005,000	998,028
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.888%, 5/10/63[2,4]	240,000	216,489
WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR14,Cl. 1A4, 2.526%, 12/25/35[4]	834,364	804,583
Series 2005-AR16,Cl. 1A1, 2.565%, 12/25/35[4]	923,298	873,286
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.767%, 6/25/35[4]	2,520,225	2,557,261
Series 2005-AR15,Cl. 1A6, 2.736%, 9/25/35[4]	900,754	854,439
Series 2006-AR7,Cl. 2A4, 2.741%, 5/25/36[4]	192,692	182,778
Series 2006-AR8,Cl. 2A4, 2.749%, 4/25/36[4]	509,133	495,861
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	478,955	496,991
Series 2007-AR3,Cl. A4, 5.861%, 4/25/37[4]	37,631	35,367
Series 2007-AR8,Cl. A1, 2.812%, 11/25/37[4]	816,913	723,485
WF-RBS Commercial Mortgage Trust:
Series 2012-C10,Cl. D, 4.454%, 12/15/45[2,4]	890,000	825,198
Series 2012-C7,Cl. E, 4.837%, 6/15/45[2,4]	500,000	469,466
Series 2013-C11,Cl. D, 4.179%, 3/15/45[2,4]	278,000	239,070
Series 2013-C15,Cl. D, 4.48%, 8/15/46[2,4]	625,000	524,223
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[2,5,6]	14,433,470	711,572
		81,385,906
Multi-Family—0.1%
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Series K042, Cl. A2, 2.67%, 12/25/24	1,140,000	1,165,991
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 2.736%, 9/25/35[4]	1,724,609	1,675,859
Series 2006-AR2,Cl. 2A3, 2.83%, 3/25/36[4]	389,960	382,622
		3,224,472
Residential—2.3%
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 1.216%, 6/25/35[4]	4,000,000	3,671,231
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	242,073	218,941
Series 2007-C,Cl. 1A4, 3.083%, 5/20/36[4]	243,916	219,132
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	741,697	675,000
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.58%, 2/25/36[4]	2,193,944	2,143,267
Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 2.236%, 11/25/34[4]	3,000,498	2,709,689
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.546%, 7/25/36[4]	271,462	268,525
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	848,687	804,317
Series 2006-6,Cl. A3, 6.00%, 4/25/36	393,260	376,211

34 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Residential (Continued)
Countrywide Alternative Loan Trust:
Series 2005-21CB,Cl. A7, 5.50%, 6/25/35	$1,059,985	$977,501
Series 2005-J10,Cl. 1A17, 5.50%, 10/25/35	3,711,709	3,438,434
Countrywide Asset-Backed Certificates, Series 2004-6, Cl. M5, 2.341%, 8/25/34[4]	901,035	793,367
GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%, 12/25/37[4]	13,640	13,353
Home Equity Mortgage Trust:
Series 2005-HF1,Cl. A2B, 1.136%, 2/25/36[4]	122,663	121,036
Series 2005-HF1,Cl. A3B, 1.136%, 2/25/36[4]	92,388	91,163
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.746%, 7/25/35[4]	553,957	514,298
RAMP Trust:
Series 2005-RS2,Cl. M4, 1.156%, 2/25/35[4]	4,469,000	3,984,499
Series 2005-RS6,Cl. M4, 1.086%, 6/25/35[4]	5,700,000	4,891,393
Series 2006-EFC1,Cl. M2, 0.836%, 2/25/36[4]	5,490,000	4,455,493
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007- GEL2, Cl. A2, 0.756%, 5/25/37[2,4]	17,738,394	16,123,210
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.537%, 10/25/33[4]	658,611	668,816
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR13,Cl. 1A5, 2.74%, 5/25/35[4]	1,840,103	1,840,871
Series 2005-AR4,Cl. 2A2, 2.851%, 4/25/35[4]	4,293,106	4,291,972
Series 2006-AR10,Cl. 5A5, 2.738%, 7/25/36[4]	2,912,242	2,802,373
Series 2006-AR14,Cl. 1A2, 5.842%, 10/25/36[4]	486,151	468,658
Series 2006-AR8,Cl. 2A1, 2.749%, 4/25/36[4]	2,634,427	2,565,754
		59,128,504
Total Mortgage-Backed Obligations (Cost $509,165,959)		515,070,473
U.S. Government Obligations—0.3%
Federal Home Loan Banks Nts., 0.875%, 3/19/18	1,215,000	1,214,693
Federal Home Loan Mortgage Corp. Nts., 1%, 12/15/17	607,000	608,368
Federal National Mortgage Assn. Nts., 1.125%, 12/14/18	608,000	610,260
United States Treasury Nts.:
0.75%, 2/28/18	202,000	201,834
1.50%, 5/31/19[9]	4,530,000	4,605,914
Total U.S. Government Obligations (Cost $7,181,493)		7,241,069
Non-Convertible Corporate Bonds and Notes—19.0%
Consumer Discretionary—2.5%
Auto Components—0.0%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	763,000	671,873
Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	409,000	407,239
		1,079,112
Automobiles—0.6%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,238,000	1,854,616
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	5,011,000	4,874,711
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	2,146,000	2,106,960

35 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Automobiles (Continued)
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	$2,330,000	$2,333,824
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	616,000	613,817
Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[2]	2,342,000	2,349,672
Kia Motors Corp., 3.625% Sr. Unsec. Nts., 6/14/16[2]	1,502,000	1,510,986
		15,644,586
Hotels, Restaurants & Leisure—0.3%
Hyatt Hotels Corp., 4.85% Sr. Unsec. Nts., 3/15/26[8]	427,000	426,658
Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	1,440,000	1,440,418
6.375% Sr. Unsec. Nts., 6/15/17	2,114,000	2,233,974
McDonald’s Corp.:
2.75% Sr. Unsec. Nts., 12/9/20	1,030,000	1,061,085
4.875% Sr. Unsec. Nts., 12/9/45	552,000	582,342
Wyndham Worldwide Corp., 6% Sr. Unsec. Nts., 12/1/16	1,797,000	1,863,895
		7,608,372
Household Durables—0.3%
Jarden Corp., 5% Sr. Unsec. Nts., 11/15/23[2]	2,306,000	2,398,240
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	1,008,000	980,280
Newell Rubbermaid, Inc., 2.15% Sr. Unsec. Nts., 10/15/18	1,412,000	1,396,436
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	2,362,000	2,291,140
Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	521,000	520,184
1.65% Sr. Unsec. Nts., 11/1/17	510,000	508,815
		8,095,095
Leisure Equipment & Products—0.1%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	2,288,000	2,263,532
Media—0.7%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	875,000	946,494
CCO Safari II LLC:
4.908% Sr. Sec. Nts., 7/23/25[2]	718,000	735,995
6.484% Sr. Sec. Nts., 10/23/45[2]	1,230,000	1,295,467
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,025,000	1,434,539
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	888,000	944,014
Historic TW, Inc., 9.15% Debs., 2/1/23	560,000	722,921
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	790,000	790,468
Pearson Funding Two plc, 4% Sr. Unsec. Nts., 5/17/16[2]	433,000	435,326
Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	2,308,000	2,325,903
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[2]	1,339,000	1,326,270
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	2,350,000	2,340,960
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,218,000	998,876
Time Warner, Inc., 3.875% Sr. Unsec. Nts., 1/15/26	100,000	101,138
Viacom, Inc., 2.50% Sr. Unsec. Nts., 12/15/16	835,000	838,754
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[2]	2,300,000	2,300,000
		17,537,125
Multiline Retail—0.1%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[2]	2,190,000	2,340,562

36 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Multiline Retail (Continued)
Kohl’s Corp., 5.55% Sr. Unsec. Nts., 7/17/45	$618,000	$546,765
		2,887,327
Specialty Retail—0.3%
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	2,142,000	2,198,228
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	957,000	1,077,357
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,085,000	2,117,855
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,073,000	1,079,951
		6,473,391
Textiles, Apparel & Luxury Goods—0.1%
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,637,000	1,653,370
Consumer Staples—1.8%
Beverages—0.6%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	2,720,000	2,746,944
3.65% Sr. Unsec. Nts., 2/1/26	1,420,000	1,466,360
4.90% Sr. Unsec. Nts., 2/1/46	545,000	585,591
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,561,000	2,310,026
Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17	1,118,000	1,120,399
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	2,205,000	2,318,006
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[2]	1,944,000	1,963,924
4.25% Sr. Unsec. Nts., 7/15/22[2]	1,446,000	1,528,142
		14,039,392
Food & Staples Retailing—0.3%
CVS Health Corp., 5.125% Sr. Unsec. Nts., 7/20/45	1,114,000	1,255,112
Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	1,084,000	1,148,574
6.50% Sr. Unsec. Nts., 6/15/17	634,000	667,739
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	156,000	157,243
6.40% Sr. Unsec. Nts., 8/15/17	2,083,000	2,229,014
6.90% Sr. Unsec. Nts., 4/15/38	546,000	702,081
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,370,000	1,450,015
		7,609,778
Food Products—0.6%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	1,920,000	1,934,630
8.50% Sr. Unsec. Nts., 6/15/19	1,820,000	2,108,546
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	2,370,000	2,358,733
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	1,804,000	1,799,149
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25[2]	1,246,000	1,308,442
5.20% Sr. Unsec. Nts., 7/15/45[2]	881,000	952,393
TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	2,296,000	2,387,381
Tyson Foods, Inc.:
4.875% Sr. Unsec. Nts., 8/15/34	861,000	886,898

37 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food Products (Continued)
Tyson Foods, Inc.: (Continued)
6.60% Sr. Unsec. Nts., 4/1/16	$1,728,000	$1,735,332
		15,471,504
Tobacco—0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,277,000	2,155,868
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[2]	2,365,000	2,354,987
Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45	1,270,000	1,496,459
6.75% Sr. Unsec. Nts., 6/15/17	1,795,000	1,927,498
		7,934,812
Energy—1.7%
Energy Equipment & Services—0.4%
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	615,000	546,212
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	921,000	892,667
Nabors Industries, Inc., 2.35% Sr. Unsec. Nts., 9/15/16	2,162,000	2,140,458
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[2]	2,205,000	2,196,420
4.00% Sr. Unsec. Nts., 12/21/25[2]	1,632,000	1,622,500
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[2]	2,330,000	2,328,900
		9,727,157
Oil, Gas & Consumable Fuels—1.3%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	586,000	467,736
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	722,000	554,040
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,262,000	1,082,266
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	2,056,000	2,050,299
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[2]	1,265,000	1,152,383
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	579,000	372,223
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	697,000	595,658
4.90% Sr. Unsec. Nts., 5/15/46	246,000	217,686
Exxon Mobil Corp., 4.114% Sr. Unsec. Nts., 3/1/46	1,584,000	1,584,000
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	1,952,000	1,626,123
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[2]	15,300,000	15,833,343
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]	2,066,000	1,919,981
5.45% Sr. Unsec. Nts., 10/14/21[2]	453,000	417,029
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	1,625,000	1,353,059
Suncor Energy, Inc., 6.10% Sr. Unsec. Nts., 6/1/18	1,920,000	1,982,243
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	1,850,000	1,851,018
		33,059,087
Financials—6.9%
Capital Markets—1.4%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	1,842,000	1,889,408

38 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Capital Markets (Continued)
Blackstone Holdings Finance Co. LLC:
4.45% Sr. Unsec. Nts., 7/15/45[2]	$120,000	$110,335
5.00% Sr. Unsec. Nts., 6/15/44[2]	2,067,000	2,002,344
Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24	2,568,000	2,581,641
Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	1,864,000	1,582,817
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[4,10]	6,593,000	4,697,513
Goldman Sachs Group, Inc. (The), 5.15% Sub. Nts., 5/22/45	1,704,000	1,630,992
KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[2]	1,900,000	1,848,702
Lazard Group LLC:
3.75% Sr. Unsec. Nts., 2/13/25	562,000	507,437
4.25% Sr. Unsec. Nts., 11/14/20	1,678,000	1,723,625
Mellon Capital IV, 4% Jr. Sub. Perpetual Bonds[4,10]	6,575,000	4,849,063
Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	2,060,000	2,121,180
5.00% Sub. Nts., 11/24/25	2,167,000	2,285,006
6.25% Sr. Unsec. Nts., 8/28/17	1,000,000	1,062,496
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	2,337,000	2,343,539
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	1,477,000	1,655,990
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[4,10]	3,098,000	3,097,380
		35,989,468
Commercial Banks—2.9%
ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[2]	2,387,000	2,321,147
Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38	1,818,000	2,346,618
Barclays plc, 3.65% Sr. Unsec. Nts., 3/16/25	1,904,000	1,753,590
BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[2]	2,325,000	2,256,840
BPCE SA, 2.65% Sr. Unsec. Nts., 2/3/21	2,130,000	2,127,563
Citigroup, Inc.:
3.70% Sr. Unsec. Nts., 1/12/26	530,336	542,376
4.65% Sr. Unsec. Nts., 7/30/45	1,905,000	1,930,024
6.675% Sub. Nts., 9/13/43	1,056,000	1,249,774
Cooperatieve Rabobank UA, 4.375% Sub. Nts., 8/4/25	1,714,000	1,727,013
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[2,4,10]	1,965,000	2,136,937
FirstMerit Bank NA, 4.27% Sub. Nts., 11/25/26	2,179,000	2,180,050
JPMorgan Chase & Co.:
7.90% Jr. Sub. Perpetual Bonds, Series 1[4,10]	4,900,000	4,903,675
6.75% Jr. Sub. Perpetual Bonds, Series S4,10	1,947,000	2,066,254
Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[2,4,10]	125,000	132,500
6.657% Jr. Sub. Perpetual Bonds[2,4,10]	1,913,000	2,079,192
Regions Bank, Birmingham AL:
2.25% Sr. Unsec. Nts., 9/14/18	1,896,000	1,888,985
6.45% Sub. Nts., 6/26/37	1,608,000	1,933,371
Regions Financial Corp., 7.375% Sub. Nts., 12/10/37	155,000	200,304
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U4,10	2,200,000	2,150,500
Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[2,4,10]	2,175,000	2,147,813

39 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
SunTrust Banks, Inc.:
2.90% Sr. Unsec. Nts., 3/3/21	$2,056,000	$2,051,538
3.50% Sr. Unsec. Nts., 1/20/17	1,356,000	1,379,139
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[4,10]	12,000,000	11,568,360
Wells Fargo & Co.:
7.98% Jr. Sub. Perpetual Bonds, Series K4,10	19,750,000	20,342,500
5.90% Jr. Sub. Perpetual Bonds, Series S4,10	1,844,000	1,850,915
		75,266,978
Consumer Finance—0.3%
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	1,829,000	1,765,332
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	1,945,000	1,839,385
3.95% Sr. Unsec. Nts., 11/6/24	1,635,000	1,603,719
Synchrony Financial:
4.25% Sr. Unsec. Nts., 8/15/24	783,000	785,160
4.50% Sr. Unsec. Nts., 7/23/25	1,679,000	1,702,885
		7,696,481
Diversified Financial Services—0.3%
McGraw Hill Financial, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	609,000	612,441
Nationwide Building Society, 3.90% Sr. Unsec. Nts., 7/21/25[2]	2,117,000	2,214,903
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	1,191,000	1,178,669
Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[2]	1,199,000	1,195,588
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[4]	2,235,000	2,086,797
		7,288,398
Insurance—1.3%
ACE INA Holdings, Inc.:
3.35% Sr. Unsec. Nts., 5/3/26	1,191,000	1,220,916
4.35% Sr. Unsec. Nts., 11/3/45	953,000	1,002,126
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	1,808,000	1,797,224
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	1,690,000	1,752,062
Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[2]	2,276,000	2,335,501
4.85% Sr. Unsec. Nts., 8/1/44[2]	1,313,000	1,253,181
MetLife, Inc.:
5.25% Jr. Sub. Perpetual Bonds[4,10]	1,672,000	1,580,374
10.75% Jr. Sub. Nts., 8/1/39	10,900,000	16,132,000
Prudential Financial, Inc.:
5.20% Jr. Sub. Nts., 3/15/44[4]	1,281,000	1,202,539
5.375% Jr. Sub. Nts., 5/15/45[4]	576,000	543,600
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	2,153,000	2,215,422
Unum Group, 7.125% Sr. Unsec. Nts., 9/30/16	2,154,000	2,219,357
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[4,10]	1,340,000	941,350
		34,195,652
Real Estate Investment Trusts (REITs)—0.6%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	922,000	990,445

40 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
American Tower Corp.: (Continued)
5.90% Sr. Unsec. Nts., 11/1/21	$1,053,000	$1,170,313
Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18	2,182,000	2,262,175
Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	2,255,000	2,277,550
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	1,222,000	1,272,224
Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	1,394,000	1,361,406
Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	1,312,000	1,349,893
Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17	193,000	202,825
Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	800,000	793,704
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[2]	1,997,000	1,983,093
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	475,000	473,986
		14,137,614
Real Estate Management & Development—0.1%
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	2,476,000	2,519,929
Health Care—1.1%
Biotechnology—0.2%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,169,000	1,193,968
4.70% Sr. Unsec. Nts., 5/14/45	468,000	469,630
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	640,000	658,225
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	1,200,000	1,239,577
5.00% Sr. Unsec. Nts., 8/15/45	325,000	333,977
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	1,042,000	1,101,725
		4,997,102
Health Care Equipment & Supplies—0.2%
Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	1,914,000	1,911,696
3.875% Sr. Unsec. Nts., 5/15/24	753,000	783,534
DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	2,135,000	2,146,706
Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25	759,000	751,244
		5,593,180
Health Care Providers & Services—0.4%
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	1,143,000	1,166,166
Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	1,699,000	1,713,717
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	2,104,000	2,309,140
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	2,985,000	2,960,714
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	996,000	997,148
Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18	1,018,000	1,113,261
		10,260,146
Life Sciences Tools & Services—0.1%
Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18	932,000	933,042
4.15% Sr. Unsec. Nts., 2/1/24	916,000	958,007

41 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Life Sciences Tools & Services (Continued)
Thermo Fisher Scientific, Inc.: (Continued)
5.30% Sr. Unsec. Nts., 2/1/44	$743,000	$803,307
		2,694,356
Pharmaceuticals—0.2%
Actavis Funding SCS:
1.30% Sr. Unsec. Nts., 6/15/17	1,250,000	1,243,851
1.85% Sr. Unsec. Nts., 3/1/17	1,083,000	1,086,059
3.80% Sr. Unsec. Nts., 3/15/25	1,553,000	1,602,014
4.75% Sr. Unsec. Nts., 3/15/45	751,000	769,207
		4,701,131
Industrials—1.2%
Aerospace & Defense—0.3%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[2]	1,739,000	1,790,139
L-3 Communications Corp.:
1.50% Sr. Unsec. Nts., 5/28/17	632,000	623,717
3.95% Sr. Unsec. Nts., 11/15/16	858,000	869,241
Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	1,097,000	1,155,896
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,195,000	1,290,923
Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	628,000	631,876
4.30% Sr. Unsec. Nts., 3/1/24	1,164,000	1,211,172
		7,572,964
Building Products—0.0%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	1,512,000	1,522,159
Commercial Services & Supplies—0.1%
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	2,049,000	2,013,237
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	557,000	548,144
		2,561,381
Electrical Equipment—0.1%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	1,678,000	1,663,318
Industrial Conglomerates—0.0%
Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	1,150,000	1,172,234
Machinery—0.3%
Crane Co., 4.45% Sr. Unsec. Nts., 12/15/23	1,033,000	1,079,222
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	1,823,000	1,936,102
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	2,186,000	2,213,135
Xylem, Inc., 3.55% Sr. Unsec. Nts., 9/20/16	2,249,000	2,260,070
		7,488,529
Marine—0.0%
AP Moeller-Maersk, 3.875% Sr. Unsec. Nts., 9/28/25[2]	253,000	235,880
Professional Services—0.1%
Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[2]	1,948,000	1,952,403
Road & Rail—0.2%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	444,000	450,717

42 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Road & Rail (Continued)
ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[2]	$669,000	$624,332
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	734,000	729,992
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 3/15/16[2]	977,000	977,408
3.75% Sr. Unsec. Nts., 5/11/17[2]	1,300,000	1,321,906
4.25% Sr. Unsec. Nts., 1/17/23[2]	788,000	793,673
		4,898,028
Trading Companies & Distributors—0.1%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21	2,233,000	2,166,010
Information Technology—0.9%
Electronic Equipment, Instruments, & Components—0.3%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	2,152,000	2,308,493
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	2,620,000	2,723,493
Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	2,019,000	1,953,382
		6,985,368
IT Services—0.3%
Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	1,804,000	1,785,112
2.85% Sr. Unsec. Nts., 10/15/18	550,000	555,085
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	2,036,000	2,009,927
Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45	845,000	908,380
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	798,000	799,903
6.75% Sr. Unsec. Nts., 2/1/17	398,000	411,528
		6,469,935
Semiconductors & Semiconductor Equipment—0.0%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	621,000	675,418
Software—0.2%
Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	1,832,000	1,818,383
4.375% Sr. Unsec. Nts., 6/15/25	705,000	711,628
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	1,538,000	1,518,775
Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	1,223,000	1,281,187
		5,329,973
Technology Hardware, Storage & Peripherals—0.1%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,287,000	1,302,053
Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[2]	1,578,000	1,576,360
6.35% Sr. Unsec. Nts., 10/15/45[2]	1,083,000	926,559
		3,804,972
Materials—0.8%
Chemicals—0.4%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	931,000	857,834
4.125% Sr. Unsec. Nts., 3/15/35	465,000	367,612
Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44	565,000	486,507

43 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Chemicals (Continued)
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	$2,243,000	$2,248,332
Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	1,340,000	1,116,436
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	1,918,000	1,882,739
Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	638,000	630,436
3.95% Sr. Unsec. Nts., 1/15/26	1,122,000	1,148,375
		8,738,271
Construction Materials—0.2%
CRH America, Inc.:
5.125% Sr. Unsec. Nts., 5/18/45[2]	1,625,000	1,654,630
6.00% Sr. Unsec. Nts., 9/30/16	1,100,000	1,124,129
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[2]	2,242,000	2,242,000
		5,020,759
Containers & Packaging—0.1%
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44	874,000	751,859
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	525,000	517,040
4.50% Sr. Unsec. Nts., 11/1/23	1,938,000	2,009,588
		3,278,487
Metals & Mining—0.1%
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	595,000	574,527
Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[2]	1,988,000	1,969,030
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	622,000	540,428
		3,083,985
Telecommunication Services—0.8%
Diversified Telecommunication Services—0.8%
AT&T, Inc.:
4.125% Sr. Unsec. Nts., 2/17/26	1,018,000	1,053,421
4.35% Sr. Unsec. Nts., 6/15/45	3,781,000	3,233,197
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	1,700,000	2,440,014
Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts.,
3/23/16	2,138,000	2,143,976
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	355,000	330,467
Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	634,000	639,091
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	942,000	913,740
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	2,278,000	2,314,571
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	667,000	794,506
Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	923,000	945,554
4.50% Sr. Unsec. Nts., 9/15/20	4,333,000	4,717,116
4.522% Sr. Unsec. Nts., 9/15/48	1,008,000	923,376
5.012% Sr. Unsec. Nts., 8/21/54	520,000	485,603
		20,934,632

44 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Wireless Telecommunication Services—0.0%
Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25	$459,000	$465,712
Utilities—1.3%
Electric Utilities—0.8%
AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[2]	1,159,000	1,202,998
American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[2]	579,000	583,125
EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[2]	2,130,000	2,109,211
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[2]	2,101,000	2,235,750
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	465,000	463,405
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	510,000	533,512
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	2,351,000	2,347,819
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	368,000	387,809
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	1,413,000	1,453,809
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	2,970,000	3,299,973
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	1,953,000	2,193,643
Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17	2,226,000	2,227,367
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	1,522,000	1,564,938
		20,603,359
Independent Power and Renewable Electricity Producers—0.1%
Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	2,231,000	2,233,998
Multi-Utilities—0.4%
CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	1,629,000	1,686,678
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	1,316,000	1,373,095
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	1,391,000	1,541,705
Consolidated Edison Co. of New York, Inc., 4.625% Sr. Unsec. Nts., 12/1/54	614,000	635,073
Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44	925,000	874,216
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	1,130,000	1,175,212
Puget Energy, Inc., 3.65% Sec. Nts., 5/15/25	1,159,000	1,170,729
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	2,058,000	2,208,102
		10,664,810
Total Non-Convertible Corporate Bonds and Notes (Cost $484,871,254)		485,946,660

Convertible Corporate Bonds and Notes—0.8%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[2]	20,500,000	19,885,000
SEACOR Holdings, Inc.:
2.50% Cv. Sr. Unsec. Nts., 12/15/27	1,150,000	969,594
3.00% Cv. Sr. Unsec. Nts., 11/15/28	666,000	405,011
Total Convertible Corporate Bonds and Notes (Cost $23,389,121)		21,259,605

Corporate Loans—3.1%
Celanese US Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C3, 2.675%, 10/31/18[4]	9,751,500	9,770,652
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 4/23/20[4]	16,233,376	15,299,957

45 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

							Principal Amount	Value
Corporate Loans (Continued)
Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.25%, 12/19/16[4]							$20,000,000	$19,950,000
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[4]							19,261,840	17,383,810
International Lease Finance Corp., Sr. Sec. Credit Facilities 1st Lien
Term Loan, Tranche B, 3.50%, 2/26/21[4]							17,000,000	16,921,375
Total Corporate Loans (Cost $81,970,133)								79,325,794

Exercise Expiration
			Price	Date			Contracts
Exchange-Traded Option Purchased—0.0%
iShares iBoxx $ High
Yield Corporate
Bond ETF Put (Cost
$214,984)[1]		USD	76.000	3/18/16	USD		1,232	15,474

Counterparty
Over-the-Counter Options Purchased—0.1%
CNH Currency Put[1]	GSG	CNH	6.475	11/2/16	CNH		22,000,000	153,802
CNH Currency Put[1]	GSG	CNH	6.388	7/13/16	CNH		163,500,000	1,069,944
CNH Currency Put[1]	GSG	CNH	6.388	7/13/16	CNH		32,500,000	212,713
Total Over-the-Counter Options Purchased (Cost $569,080)								1,436,459

Counterparty		Pay/Receive Floating Rate	Floating Rate	Fixed Rate		Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 11/21/28 Call[1]	GSG	Pay	Six-Month JPY BBA LIBOR	0.850%	11/19/18	JPY	512,000	15,947
Interest Rate Swap maturing 11/22/27 Call[1]	GOL	Pay	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	8,437,000	19,301
Interest Rate Swap maturing 11/7/28 Call[1]	GSG	Pay	Three- Month USD BBA LIBOR	2.680	11/5/18	USD	6,500	212,094

46 OPPENHEIMER CAPITAL INCOME FUND

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 3/21/28 Call[1]	GOL	Pay	Three- Month USD BBA LIBOR	2.580%	3/19/18	USD	14,400	$405,403
Interest Rate Swap maturing 4/18/28 Call[1]	GOL	Pay	Three- Month USD BBA LIBOR	2.505	4/16/18	USD	36,000	1,113,082
Interest Rate Swap maturing 7/25/28 Call[1]	GOL	Pay	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	2,000,000	30,035
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $5,518,482)								1,795,862

	Shares
Investment Companies—23.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.42%[11,12]	229,366,294	229,366,294
Oppenheimer Master Loan Fund, LLC[11]	19,560,729	274,935,316
Oppenheimer Ultra-Short Duration Fund, Cl. Y11	12,220,919	61,104,596
SPDR Gold Trust Exchange Traded Fund[1,13]	201,900	23,953,416
Total Investment Companies (Cost $617,829,820)		589,359,622
Total Investments, at Value (Cost $2,918,080,692)	111.8%	2,857,553,336
Net Other Assets (Liabilities)	(11.8)	(301,249,033)
Net Assets	100.0%	$2,556,304,303

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $314,442,256 or 12.30% of the Fund’s net assets at period end.

3. Restricted security. The aggregate value of restricted securities at period end was $22,539,273, which represents

0.88% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Dates	Cost	Value	Depreciation
American Credit Acceptance
Receivables Trust, Series 2015-3, Cl. B,
3.56%, 10/12/21	9/30/15	$2,129,786	$2,115,287	$(14,499)
Banc of America Funding Trust, Series
2014-R7, Cl. 3A1, 2.83%, 3/26/36	3/6/15-5/13/15	3,053,209	3,003,098	(50,111)
Blade Engine Securitization Ltd., Series
2006-1A, Cl. B, 3.431%, 9/15/41	5/15/13	4,023,373	2,201,545	(1,821,828)

47 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Acquisition			Unrealized
Security	Dates	Cost	Value	Depreciation
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.731%, 9/15/41	11/10/09- 6/15/15	$16,047,772	$13,819,483	$(2,228,289)
Westlake Automobile Receivables Trust,
Series 2016-1A, Cl. B, 2.68%, 9/15/21	1/14/16	1,399,903	1,399,860	(43)
		$26,654,043	$22,539,273	$(4,114,770)

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

These securities amount to $8,993,858 or 0.35% of the Fund’s net assets at period end.

6. Interest rate is less than 0.0005%.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

These securities amount to $133,636 or 0.01% of the Fund’s net assets at period end.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

9. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $2,471,739. See Note 6 of the accompanying Consolidated Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2015	Gross Additions	Gross Reductions		Shares February 29, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	248,654,557	372,330,175	391,618,438		229,366,294
Oppenheimer Master Loan Fund, LLC	23,522,129	2,120,059	6,081,459		19,560,729
Oppenheimer Ultra-Short Duration Fund, Cl. Y	12,167,055	53,864	—		12,220,919

		Value	Income		Realized Loss
Oppenheimer Institutional Money Market Fund, Cl. E		$229,366,294	$297,746		$—
Oppenheimer Master Loan Fund, LLC		274,935,316	9,363,881	[a]	3,469,538	[a]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		61,104,596	269,810		—
Total		$565,406,206	$9,931,437		$3,469,538

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

12. Rate shown is the 7-day yield at period end.

13. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

48 OPPENHEIMER CAPITAL INCOME FUND

Forward Currency Exchange Contracts as of February 29, 2016
Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	03/2016	USD	29,041	THB	1,036,000	$ —	$18,647
CITNA-B	03/2016	USD	22,576	AUD	31,910	—	176,007
DEU	03/2016	USD	33,449	CAD	46,490	—	912,464
DEU	03/2016	USD	20,795	JPY	2,347,000	—	34,953
DEU	03/2016	USD	4,251	SEK	35,820	63,635	—
JPM	03/2016	USD	39,062	CHF	38,105	858,024	—
JPM	03/2016	USD	31,294	EUR	27,825	1,004,805	—

Total Unrealized Appreciation and Depreciation						$ 1,926,464	$1,142,071

Futures Contracts as of February 29, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Euro-BTP	EUX	Sell	3/8/16	55	$8,387,215	$(50,279)
United States Treasury Long Bonds	CBT	Buy	6/21/16	4	658,125	(257)
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/16	75	9,788,672	(2,499)
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/16	71	15,516,828	8,602
United States Treasury Nts., 5 yr.	CBT	Buy	6/30/16	70	8,468,906	(20,365)
United States Ultra Bonds	CBT	Buy	6/21/16	239	41,384,344	(190,651)
						$(255,449)

Centrally Cleared Credit Default Swaps at February 29, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.IG.23	Sell	1.000%	12/20/19	USD	25,000	$(186,650)	$(33,125)
CDX.IG.23	Sell	1.000	12/20/19	USD	25,000	(177,124)	(33,125)
CDX.IG.25	Sell	1.000	12/20/20	USD	4,800	(50,881)	(7,992)
CDX.NA.HY.22	Buy	5.000	6/20/19	USD	19,200	1,665,600	(780,792)
iTraxx.Main.24	Buy	1.000	12/20/20	EUR	27,500	443,110	(72,521)
iTraxx.Main.24	Buy	1.000	12/20/20	EUR	22,000	355,416	(58,017)
Total of Cleared Credit Default Swaps						$2,049,471	$(985,572)

Over-the-Counter Credit Default Swaps at February 29, 2016
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.NA.HY.21	CITNA-B	Buy	5.000	12/20/18	USD	7,500	$(230,208)	$(125,521)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	1,920	1,071,501	(960,058)
CDX.NA.HY.21	GSG	Sell	5.000	12/20/18	USD	584	318,928	(291,858)
Kingdom of Spain	BOA	Buy	1.000	12/20/20	USD	16,400	86,558	38,304
Malaysia	BAC	Buy	1.000	12/20/20	USD	1,500	(70,447)	41,549
Malaysia	MOS-A	Buy	1.000	12/20/20	USD	7,500	(376,739)	207,746
Penerbangan
Malaysia Bhd	BNP	Buy	1.000	12/20/20	USD	7,500	(488,351)	207,746

49 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Portuguese Republic	GSG	Buy	1.000%	12/20/20	USD	11,000	$(381,493)	$874,218
Total of Over-the-Counter Credit Default Swaps							$(70,251)	$(7,874)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection				Total Maximum Potential Payments for Selling Credit Protection Undiscounted)			Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes				$25,000,000			$—	BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Interest Rate Swaps at February 29, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value
		Three-Month
		CNY CNREPOFIX
BOA	Pay	=CFXS	2.730%	11/6/20 CNY	10,000	$9,270
		Three-Month
		CNY CNREPOFIX
BOA	Pay	=CFXS	2.900	7/24/20 CNY	84,000	161,792
		Three-Month
		CNY CNREPOFIX
GSG	Pay	=CFXS	2.830	8/14/20 CNY	19,000	29,889
Total of Over-the-Counter Interest Rate Swaps						$200,951

Over-the-Counter Total Return Swaps at February 29, 2016
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value
			Twelve-Month
			USD BBA LIBOR
			plus 70 basis
Blackstone Group LP (The)	GSG	Receive	points	1/13/17	USD 16,955	$(2,108,317)
IBXXLL TR Index	JPM	Pay	USD BBA LIBOR	6/24/16	USD 11,625	(126,504)
IBXXLL TR Index	JPM	Pay	USD BBA LIBOR	6/24/16	USD 11,625	(146,075)
IBXXLL TR Index	JPM	Pay	USD BBA LIBOR	6/24/16	USD 17,625	(221,481)
IBXXLL TR Index	JPM	Pay	USD BBA LIBOR	6/24/16	USD 17,625	(206,619)
Total of Over-the-Counter Total Return Swaps						$(2,808,996)

50 OPPENHEIMER CAPITAL INCOME FUND

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GOL	Goldman Sachs & Co.
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
EUR	Euro
JPY	Japanese Yen
SEK	Swedish Krona
THB	Thailand Baht

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BTP	Italian Treasury Bonds
CDX.IG.23	Markit CDX Investment Grade Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.22	Markit CDX North American High Yield
CNREPOFIX=CFXS	Repurchase Fixing Rates
ETF	Exchange Traded Fund
IBXXLL	IBOXX USD Liquid Leveraged Loans Index Series 1 Version 1
iTraxx.Main.24	Credit Default Swap Trading Index for a Specific Basket of Securities
TR	Total Return

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

51 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES February 29, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,323,966,208)	$2,292,147,130
Affiliated companies (cost $594,114,484)	565,406,206

2,857,553,336

Cash	5,254,903

Cash used for collateral on futures	1,615,800

Cash used for collateral on centrally cleared swaps	2,905,754

Unrealized appreciation on forward currency exchange contracts	1,926,464

Swaps, at value (net premiums paid $1,230,472)	1,570,514

Receivables and other assets:
Investments sold (including $67,319,073 sold on a when-issued or delayed delivery basis)	77,334,627
Interest, dividends and principal paydowns	11,286,252
Shares of beneficial interest sold	3,149,223
Variation margin receivable	108,974
Other	180,599

Total assets	2,962,886,446

Liabilities
Unrealized depreciation on forward currency exchange contracts	1,142,071

Swaps, at value (net premiums received $1,160,221)	4,186,433

Centrally cleared swaps, at value (net premiums received $2,049,471 )	985,572

Payables and other liabilities:
Investments purchased (including $385,844,231 purchased on a when-issued or delayed delivery basis)	396,761,259
Shares of beneficial interest redeemed	2,817,647
Distribution and service plan fees	416,850
Trustees’ compensation	143,379
Variation margin payable	69,369
Shareholder communications	9,541
Other	50,022

Total liabilities	406,582,143

Net Assets	$2,556,304,303

Composition of Net Assets
Par value of shares of beneficial interest	$275,502

Additional paid-in capital	2,943,440,031

Accumulated net investment income	7,250,088

Accumulated net realized loss on investments and foreign currency transactions	(333,001,164)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(61,660,154)

Net Assets	$2,556,304,303

52 OPPENHEIMER CAPITAL INCOME FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,666,346,346 and 178,600,654 shares of beneficial interest outstanding)	$9.33
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.90

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,528,453 and 1,702,146 shares of beneficial interest outstanding)	$9.12

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $404,342,143 and 44,752,277 shares of beneficial interest outstanding)	$9.04

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $13,658,389 and 1,464,573 shares of beneficial interest outstanding)	$9.33

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $28,422,779 and 3,086,877 shares of beneficial interest outstanding)	$9.21

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $428,006,193 and 45,895,007 shares of beneficial interest outstanding)	$9.33

See accompanying Notes to Consolidated Financial Statements.

53 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended February 29, 2016 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$9,352,527
Dividends	11,354
Net expenses	(589,953)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	8,773,928

Investment Income
Interest (net of foreign withholding taxes of $1,158)	21,539,796

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $189,042)	8,037,317
Affiliated companies	567,556

Fee income on when-issued securities	3,042,170

Total investment income	33,186,839

Expenses
Management fees	6,986,347

Distribution and service plan fees:
Class A	1,999,101
Class B	86,882
Class C	2,033,244
Class R	65,225

Transfer and shareholder servicing agent fees:
Class A	1,871,336
Class B	19,194
Class C	447,659
Class I	1,917
Class R	29,565
Class Y	492,350

Shareholder communications:
Class A	22,117
Class B	405
Class C	4,521
Class I	6
Class R	416
Class Y	3,424

Trustees’ compensation	57,030

Borrowing fees	22,332

Custodian fees and expenses	10,067

Other	179,703

Total expenses	14,332,841
Less reduction to custodian expenses	(38)
Less waivers and reimbursements of expenses	(775,082)

Net expenses	13,557,721

Net Investment Income	28,403,046

54 OPPENHEIMER CAPITAL INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$(8,839,747)
Closing and expiration of futures contracts	2,073,449
Foreign currency transactions	4,076,239
Swap contracts	(4,475,405)

Net realized loss allocated from Oppenheimer Master Loan Fund, LLC	(3,469,538)

Net realized loss	(10,635,002)

Net change in unrealized appreciation/depreciation on:
Investments	(32,881,425)
Translation of assets and liabilities denominated in foreign currencies	(4,520,911)
Futures contracts	115,174
Swap contracts	801,680

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Loan Fund, LLC	(21,290,461)

Net change in unrealized appreciation/depreciation	(57,775,943)

Net Decrease in Net Assets Resulting from Operations	$(40,007,899)

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

55 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015

Operations
Net investment income	$28,403,046	$63,646,419

Net realized gain (loss)	(10,635,002)	130,322,839

Net change in unrealized appreciation/depreciation	(57,775,943)	(223,544,348)

Net decrease in net assets resulting from operations	(40,007,899)	(29,575,090)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(27,719,235)	(54,455,014)
Class B	(217,460)	(599,556)
Class C	(5,217,246)	(9,026,248)
Class I	(230,554)	(439,586)
Class R	(403,593)	(731,018)
Class Y	(7,984,913)	(13,047,744)

	(41,773,001)	(78,299,166)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(15,960,609)	78,140,563
Class B	(3,871,916)	(8,123,596)
Class C	13,457,874	123,574,805
Class I	1,402,097	2,249,484
Class R	2,084,142	4,445,142
Class Y	(4,864,472)	183,331,782

	(7,752,884)	383,618,180

Net Assets
Total increase (decrease)	(89,533,784)	275,743,924

Beginning of period	2,645,838,087	2,370,094,163

End of period (including accumulated net investment income of $7,250,088 and $20,620,043, respectively)	$2,556,304,303	$2,645,838,087

See accompanying Notes to Consolidated Financial Statements.

56 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$9.62	$10.03	$9.29	$9.17	$8.70	$8.18
Income (loss) from investment operations:
Net investment income[2]	0.11	0.25	0.34	0.29	0.28	0.31
Net realized and unrealized gain (loss)	(0.25)	(0.35)	0.71	0.19	0.54	0.58

Total from investment operations	(0.14)	(0.10)	1.05	0.48	0.82	0.89

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.31)	(0.31)	(0.36)	(0.35)	(0.37)

Net asset value, end of period	$9.33	$9.62	$10.03	$9.29	$9.17	$8.70

Total Return, at Net Asset Value[3]	(1.43)%	(1.07)%	11.44%	5.30%	9.69%	11.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,666,346	$1,735,068	$1,730,245	$1,512,076	$1,422,232	$1,423,082

Average net assets (in thousands)	$1,709,869	$1,764,700	$1,627,867	$1,468,782	$1,400,955	$1,486,145

Ratios to average net assets:[4,5]
Net investment income	2.26%	2.54%	3.55%	3.07%	3.18%	3.55%
Expenses excluding interest and fees from borrowings	1.06%	1.05%	1.04%	0.98%	1.00%	0.99%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.06%	1.05%	1.04%	0.98%	1.00%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	0.99%	0.98%	0.93%	0.96%	0.96%

Portfolio turnover rate[8]	24%	79%	93%	84%	80%	92%

57 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	1.07%
Year Ended August 31, 2015	1.07%
Year Ended August 29, 2014	1.06%
Year Ended August 30, 2013	1.00%
Year Ended August 31, 2012	1.02%
Year Ended August 31, 2011	1.01%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 29, 2016	$2,032,097,519	$1,980,251,058
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334

See accompanying Notes to Consolidated Financial Statements.

58 OPPENHEIMER CAPITAL INCOME FUND

Class B	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$9.41	$9.81	$9.09	$8.98	$8.51	$8.01
Income (loss) from investment operations:
Net investment income[2]	0.07	0.17	0.26	0.19	0.19	0.22
Net realized and unrealized gain (loss)	(0.25)	(0.34)	0.68	0.19	0.54	0.57
Total from investment operations	(0.18)	(0.17)	0.94	0.38	0.73	0.79
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.23)	(0.22)	(0.27)	(0.26)	(0.29)
Net asset value, end of period	$9.12	$9.41	$9.81	$9.09	$8.98	$8.51

Total Return, at Net Asset Value[3]	(1.89)%	(1.79)%	10.48%	4.24%	8.80%	9.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,529	$19,917	$29,021	$33,683	$43,790	$50,221
Average net assets (in thousands)	$17,511	$24,439	$30,985	$38,619	$45,562	$60,410
Ratios to average net assets:[4,5]
Net investment income	1.46%	1.79%	2.70%	2.10%	2.20%	2.55%
Expenses excluding interest and fees from borrowings	1.82%	1.82%	1.94%	2.07%	2.12%	2.12%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.82%	1.82%	1.94%	2.07%	2.12%	2.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.76%	1.83%	1.94%	1.94%	1.97%
Portfolio turnover rate[8]	24%	79%	93%	84%	80%	92%

59 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	1.83%
Year Ended August 31, 2015	1.84%
Year Ended August 29, 2014	1.96%
Year Ended August 30, 2013	2.09%
Year Ended August 31, 2012	2.14%
Year Ended August 31, 2011	2.14%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended February 29, 2016	$2,032,097,519	$1,980,251,058
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334

See accompanying Notes to Consolidated Financial Statements.

60 OPPENHEIMER CAPITAL INCOME FUND

Class C	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$9.32	$9.74	$9.03	$8.93	$8.47	$7.98
Income (loss) from investment operations:
Net investment income[2]	0.07	0.17	0.26	0.20	0.20	0.23
Net realized and unrealized gain (loss)	(0.23)	(0.35)	0.69	0.19	0.53	0.56
Total from investment operations	(0.16)	(0.18)	0.95	0.39	0.73	0.79
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.24)	(0.24)	(0.29)	(0.27)	(0.30)
Net asset value, end of period	$9.04	$9.32	$9.74	$9.03	$8.93	$8.47

Total Return, at Net Asset Value[3]	(1.76)%	(1.89)%	10.66%	4.41%	8.91%	10.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$404,342	$403,758	$296,136	$182,920	$112,220	$98,566
Average net assets (in thousands)	$409,150	$369,218	$230,619	$140,184	$101,423	$102,156
Ratios to average net assets:[4,5]
Net investment income	1.50%	1.75%	2.76%	2.24%	2.32%	2.67%
Expenses excluding interest and fees from borrowings	1.82%	1.81%	1.82%	1.80%	1.86%	1.87%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.82%	1.81%	1.82%	1.80%	1.86%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.75%	1.76%	1.75%	1.82%	1.84%
Portfolio turnover rate[8]	24%	79%	93%	84%	80%	92%

61 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	1.83%
Year Ended August 31, 2015	1.83%
Year Ended August 29, 2014	1.84%
Year Ended August 30, 2013	1.82%
Year Ended August 31, 2012	1.88%
Year Ended August 31, 2011	1.89%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended February 29, 2016	$2,032,097,519	$1,980,251,058
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334

See accompanying Notes to Consolidated Financial Statements.

62 OPPENHEIMER CAPITAL INCOME FUND

Class I	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$9.62	$10.03	$9.60
Income (loss) from investment operations:
Net investment income[3]	0.13	0.29	0.26
Net realized and unrealized gain (loss)	(0.24)	(0.35)	0.31

Total from investment operations	(0.11)	(0.06)	0.57
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.35)	(0.14)
Net asset value, end of period	$9.33	$9.62	$10.03

Total Return, at Net Asset Value[4]	(1.20)%	(0.65)%	6.01%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,658	$12,625	$10,894
Average net assets (in thousands)	$12,851	$12,629	$7,047
Ratios to average net assets:[5,6]
Net investment income	2.70%	2.96%	3.87%
Expenses excluding interest and fees from borrowings	0.63%	0.62%	0.64%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%

Total expenses[8]	0.63%	0.62%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.57%	0.56%	0.58%
Portfolio turnover rate[9]	24%	79%	93%

63 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from December 27, 2013 (inception of offering) to August 29, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	0.64%
Year Ended August 31, 2015	0.64%
Period Ended August 29, 2014	0.66%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended February 29, 2016	$2,032,097,519	$1,980,251,058
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022

See accompanying Notes to Consolidated Financial Statements.

64 OPPENHEIMER CAPITAL INCOME FUND

Class R	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$9.50	$9.91	$9.18	$9.07	$8.60	$8.09
Income (loss) from investment operations:
Net investment income[2]	0.09	0.22	0.31	0.25	0.25	0.27
Net realized and unrealized gain (loss)	(0.24)	(0.35)	0.70	0.19	0.54	0.58

Total from investment operations	(0.15)	(0.13)	1.01	0.44	0.79	0.85
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.28)	(0.28)	(0.33)	(0.32)	(0.34)
Net asset value, end of period	$9.21	$9.50	$9.91	$9.18	$9.07	$8.60

Total Return, at Net Asset Value[3]	(1.58)%	(1.32)%	11.15%	4.98%	9.44%	10.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,423	$27,151	$23,798	$20,075	$20,994	$20,319
Average net assets (in thousands)	$27,045	$25,957	$22,251	$20,943	$20,340	$22,331
Ratios to average net assets:[4,5]
Net investment income	2.02%	2.28%	3.27%	2.73%	2.84%	3.18%
Expenses excluding interest and fees from borrowings	1.31%	1.30%	1.32%	1.33%	1.34%	1.35%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.31%	1.30%	1.32%	1.33%	1.34%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.24%	1.26%	1.28%	1.30%	1.32%
Portfolio turnover rate[8]	24%	79%	93%	84%	80%	92%

65 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	1.32%
Year Ended August 31, 2015	1.32%
Year Ended August 29, 2014	1.34%
Year Ended August 30, 2013	1.35%
Year Ended August 31, 2012	1.36%
Year Ended August 31, 2011	1.37%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 29, 2016	$2,032,097,519	$1,980,251,058
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Year Ended August 31, 2011	$3,228,874,778	$3,180,407,334

See accompanying Notes to Consolidated Financial Statements.

66 OPPENHEIMER CAPITAL INCOME FUND

Class Y	Six Months Ended February 29, 2016 (Unaudited)	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Period Ended August 31, 2011[2]
Per Share Operating Data
Net asset value, beginning of period	$9.62	$10.03	$9.29	$9.18	$8.70	$8.63
Income (loss) from investment operations:
Net investment income[3]	0.12	0.27	0.37	0.30	0.30	0.21
Net realized and unrealized gain (loss)	(0.24)	(0.35)	0.70	0.19	0.55	0.00[4]

Total from investment operations	(0.12)	(0.08)	1.07	0.49	0.85	0.21
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.33)	(0.33)	(0.38)	(0.37)	(0.14)
Net asset value, end of period	$9.33	$9.62	$10.03	$9.29	$9.18	$8.70

Total Return, at Net Asset Value[5]	(1.30)%	(0.82)%	11.74%	5.49%	10.17%	2.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$428,006	$447,319	$280,000	$105,635	$23,119	$4,890
Average net assets (in thousands)	$449,838	$401,249	$162,609	$63,500	$7,746	$3,287
Ratios to average net assets:[6,7]
Net investment income	2.50%	2.74%	3.77%	3.27%	3.46%	4.04%
Expenses excluding interest and fees from borrowings	0.82%	0.82%	0.81%	0.72%	0.69%	0.59%
Interest and fees from borrowings	0.00%[8]	0.00%[8]	0.00%	0.00%	0.00%	0.00%

Total expenses[9]	0.82%	0.82%	0.81%	0.72%	0.69%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.76%	0.75%	0.67%	0.65%	0.56%
Portfolio turnover rate[10]	24%	79%	93%	84%	80%	92%

67 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from January 28, 2011 (inception of offering) to August 31, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

8. Less than 0.005%.

9. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 29, 2016	0.83%
Year Ended August 31, 2015	0.84%
Year Ended August 29, 2014	0.83%
Year Ended August 30, 2013	0.74%
Year Ended August 31, 2012	0.71%
Period Ended August 31, 2011	0.61%

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 29, 2016	$2,032,097,519	$1,980,251,058
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336
Year Ended August 31, 2012	$3,053,290,246	$3,030,115,715
Period Ended August 31, 2011	$3,228,874,778	$3,180,407,334

See accompanying Notes to Consolidated Financial Statements.

68 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS February 29, 2016 Unaudited

1. Organization

Oppenheimer Capital Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares.

All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

69 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Capital Income Fund Cayman Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 9,632 shares with net assets of $24,034,960 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$23,953,416
Net assets	$24,034,960
Net income (loss)	$(97,024)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$2,055,092

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

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2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investment Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may

71 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended August 31, 2015, the Fund utilized $130,254,038 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $6,536. Details of the fiscal year ended August 31, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2018	$310,002,071

At period end, it is estimated that the capital loss carryforwards would be $310,002,071 expiring by 2018 and $10,635,002 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or

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2. Significant Accounting Policies (Continued)

decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,918,080,692
Federal tax cost of other investments	82,480,319

Total federal tax cost	$3,000,561,011

Gross unrealized appreciation	$84,035,771
Gross unrealized depreciation	(145,617,856)

Net unrealized depreciation	$(61,582,085)

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-07 is effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. At period end, the Manager does not believe the adoption of the ASU will have a material effect on the financial statements or disclosures.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

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3. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through

75 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$36,405,121	$—	$—	$36,405,121
Consumer Staples	55,885,031	—	—	55,885,031
Energy	65,032,055	—	—	65,032,055
Financials	142,487,793	—	—	142,487,793
Health Care	122,427,696	21,436,810	—	143,864,506
Industrials	157,241,004	—	—	157,241,004
Information Technology	98,397,274	—	—	98,397,274
Materials	55,930,189	—	—	55,930,189
Telecommunication Services	52,897,257	—	—	52,897,257
Utilities	57,745,188	—	—	57,745,188
Preferred Stocks	—	6,441,330	—	6,441,330
Asset-Backed Securities	—	269,956,086	13,819,483	283,775,569
Mortgage-Backed Obligations	—	515,070,473	—	515,070,473
U.S. Government Obligations	—	7,241,069	—	7,241,069
Non-Convertible Corporate Bonds and Notes	—	485,946,660	—	485,946,660
Convertible Corporate Bonds and Notes	—	21,259,605	—	21,259,605
Corporate Loans	—	79,325,794	—	79,325,794
Exchange-Traded Option Purchased	—	15,474	—	15,474
Over-the-Counter Options Purchased	—	1,436,459	—	1,436,459
Over-the-Counter Interest Rate
Swaptions Purchased	—	1,795,862	—	1,795,862
Investment Companies	314,424,307	274,935,316	—	589,359,623

Total Investments, at Value	1,158,872,915	1,684,860,938	13,819,483	2,857,553,336
Other Financial Instruments:
Swaps, at value	—	1,570,514	—	1,570,514
Centrally cleared swaps, at value	—	—	—	—
Futures contracts	8,602	—	—	8,602
Forward currency exchange contracts	—	1,926,464	—	1,926,464

Total Assets	$1,158,881,517	$1,688,357,916	$13,819,483	$2,861,058,916

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(4,186,433)	$—	$(4,186,433)
Centrally cleared swaps, at value	—	(985,572)	—	(985,572)
Futures contracts	(264,051)	—	—	(264,051)
Forward currency exchange contracts	—	(1,142,071)	—	(1,142,071)

Total Liabilities	$(264,051)	$(6,314,076)	$—	$(6,578,127)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table
Investments, at Value:
Mortgage-Backed
Obligations Non-Agency	$3,707,236	$(3,707,236)

Total Assets	$3,707,236	$(3,707,236)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares.

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4. Investments and Risks (Continued)

To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 25.4% of the Master Fund at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$385,844,231
Sold securities	67,319,073

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $597,520 of collateral to the Fund for forward roll transactions.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or

80 OPPENHEIMER CAPITAL INCOME FUND

4. Investments and Risks (Continued)

industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments

81 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign

82 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $14,597,147 and $186,874,642.04, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

83 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $80,152,907 and $47,041,153 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $595,661 and $1,308,332 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an

84 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no outstanding written options.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference

85 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the reporting period, the Fund had ending monthly average notional amounts of $97,093,880 and $53,271,429 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $16,879,860 on interest rate swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure

86 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $34,447,099 and $23,239,734 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate

87 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $3,282,516 on purchased swaptions.

At period end, the Fund had no outstanding written swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $3,898,705.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose

88 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before

89 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$209,366	$(18,647)	$(190,719)	$–	$–
Barclays Bank plc	41,549	–	–	–	41,549
BNP Paribas	207,746	–	(207,746)	–	–
Deutsche Bank Securities, Inc.	63,635	(63,635)	–	–	–
Goldman Sachs & Co.	1,567,821	–	–	–	1,567,821
Goldman Sachs Group, Inc. (The)	2,568,607	(2,400,175)	(168,432)	–	–
JPMorgan Chase Bank NA	1,862,829	(700,679)	(485,683)	–	676,467
Morgan Stanley	207,746	–	–	–	207,746

	$6,729,299	$(3,183,136)	$(1,052,580)	$–	$2,493,583

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(18,647)	$18,647	$–	$–	$–
Citibank NA	(1,261,586)	–	1,261,586	–	–
Deutsche Bank Securities, Inc.	(947,417)	63,635	763,585	–	(120,197)
Goldman Sachs Group, Inc. (The)	(2,400,175)	2,400,175	–	–	–

90 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

JPMorgan Chase Bank NA	$(700,679)	$700,679	$–	$ –	$–

	$(5,328,504)	$3,183,136	$2,025,171	$ –	$(120,197)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$1,369,563	Swaps, at value	$1,377,437
Equity contracts			Swaps, at value	2,808,996
Interest rate contracts	Swaps, at value	200,951
Credit contracts			Centrally cleared swaps,
			at value	985,572
Interest rate contracts	Variation margin receivable	108,974*	Variation margin payable	69,369*
	Unrealized appreciation on		Unrealized depreciation on
Foreign exchange contracts	foreign currency exchange contracts	1,926,464	foreign currency exchange contracts	1,142,071
Foreign exchange contracts	Investments, at value	1,436,459**
Interest rate contracts	Investments, at value	1,811,336**

Total		$6,853,747		$6,383,445

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives	Investment	Closing and
Not Accounted	from	expiration	Foreign
for as Hedging	unaffiliated	of futures	currency
Instruments	companies*	contracts	transactions	Swap contracts	Total

Credit contracts	$—	$—	$—	$440,790	$440,790
Equity contracts	(1,172,585)	—	—	(4,916,195)	(6,088,780)
Foreign exchange contracts	—	—	4,181,584	—	4,181,584
Interest rate contracts	(1,338,743)	2,073,449	—	—	734,706

Total	$(2,511,328)	$2,073,449	$4,181,584	$(4,475,405)	$(731,700)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
			Translation
			of assets and
Derivatives			liabilities
Not Accounted			denominated
for as Hedging		Futures	in foreign
Instruments	Investments*	contracts	currencies	Swap contracts	Total

Credit contracts	$—	$—	$—	$(274,987)	$(274,987)
Equity contracts	—	—	—	861,826	861,826
Foreign exchange contracts	1,436,459	—	784,393	—	2,220,852
Interest rate contracts	(3,707,146)	115,174	—	214,841	(3,377,131)

Total	$(2,270,687)	$115,174	$784,393	$801,680	$(569,440)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 29, 2016		Year Ended August 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	12,275,067	$116,692,353	31,472,865	$310,375,031
Dividends and/or distributions reinvested	2,744,525	25,946,408	5,171,244	51,027,443
Redeemed	(16,737,564)	(158,599,370)	(28,749,788)	(283,261,911)

Net increase (decrease)	(1,717,972)	$(15,960,609)	7,894,321	$78,140,563

Class B
Sold	92,588	$860,051	296,404	$2,858,738
Dividends and/or distributions reinvested	23,028	213,205	60,712	586,457
Redeemed	(530,734)	(4,945,172)	(1,197,218)	(11,568,791)

Net decrease	(415,118)	$(3,871,916)	(840,102)	$(8,123,596)

92 OPPENHEIMER CAPITAL INCOME FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended February 29, 2016		Year Ended August 31, 2015
	Shares	Amount	Shares	Amount

Class C
Sold	7,030,091	$64,761,840	19,464,441	$186,241,305
Dividends and/or distributions reinvested	497,420	4,559,510	820,464	7,854,633
Redeemed	(6,089,720)	(55,863,476)	(7,382,282)	(70,521,133)

Net increase	1,437,791	$13,457,874	12,902,623	$123,574,805

Class I
Sold	302,705	$2,845,271	493,185	$4,864,606
Dividends and/or distributions reinvested	24,400	230,371	44,572	439,222
Redeemed	(174,900)	(1,673,545)	(311,232)	(3,054,344)

Net increase	152,205	$1,402,097	226,525	$2,249,484

Class R
Sold	623,623	$5,804,389	1,038,880	$10,112,866
Dividends and/or distributions reinvested	40,544	378,649	70,583	687,490
Redeemed	(436,096)	(4,098,896)	(652,293)	(6,355,214)

Net increase	228,071	$2,084,142	457,170	$4,445,142

Class Y
Sold	11,523,903	$109,375,872	32,329,847	$318,600,107
Dividends and/or distributions reinvested	643,457	6,080,005	946,476	9,327,031
Redeemed	(12,775,567)	(120,320,349)	(14,681,080)	(144,595,356)

Net increase (decrease)	(608,207)	$(4,864,472)	18,595,243	$183,331,782

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$553,811,244	$558,305,241
U.S. government and government agency obligations	6,682,489	8,451,537
To Be Announced (TBA) mortgage-related securities	2,032,097,519	1,980,251,058

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

93 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.53% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment,

94 OPPENHEIMER CAPITAL INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

95 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

February 29, 2016	$249,644	$12,790	$8,732	$36,139	$2

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $81,108.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $693,974 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district

96 OPPENHEIMER CAPITAL INCOME FUND

11. Pending Litigation (Continued)

court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

97 OPPENHEIMER CAPITAL INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

98 OPPENHEIMER CAPITAL INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Capital Income Fund	9/25/15	74.4%	25.6%	0.0%
Oppenheimer Capital Income Fund	12/15/15	59.2%	0.0%	40.8%

99 OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER CAPITAL INCOME FUND

Trustees and Officers As of 3/1/16

Sam Freedman, Chairman of the Board of Trustees and Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Michelle Borré, Vice President

Krishna Memani, Vice President

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Sexton, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money

Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

100 OPPENHEIMER CAPITAL INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

101 OPPENHEIMER CAPITAL INCOME FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

102 OPPENHEIMER CAPITAL INCOME FUND

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103 OPPENHEIMER CAPITAL INCOME FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0300.001.0216 April 25, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable to semiannual reports.

	(2)	Exhibits attached hereto.

	(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/15/2016